Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request. The redacted material has been marked at the appropriate places with three asterisks (***).

PURCHASE AGREEMENT AND DEPOSIT RECEIPT

This Agreement (“Agreement”) is made and entered into as of the 20th day of September, 2012 (“Effective Date”) by and between MI-1900 Treasures Investor LLC, a Delaware limited liability company (“Buyer”) and TOTB Miami, LLC, a Florida limited liability company ("Seller").

RECITALS

A. Seller is the owner of that certain property located in North Bay Village, Miami-Dade County, Florida described as follows:

(a)
The residential condominium units (15 units) (together with all rights appurtenant thereto, including the use of the parking and any other spaces appurtenant thereto, and all improvements located therein (“Treasures II Property”) described in Exhibit “A” attached hereto and located in the Treasures On The Bay II, a Condominium (“Treasures II Condominium"), according to the Declaration of Condominium thereof, as recorded in Official Records Book 23946, at Page 4634 of the Public Records of Miami-Dade County, Florida (as the same may now or hereafter be amended, the “Treasures II Declaration”);

(b)
The residential condominium units (154 units) (together with all rights appurtenant thereto, including the use of the parking spaces and any other spaces appurtenant thereto, and all improvements located therein “Treasures III Property”) described in Exhibit “B” attached hereto and located in the Treasures On The Bay III, a Condominium (“Treasures III Condominium"), according to the Declaration of Condominium thereof, as recorded in Official Records Book 25577, at Page 2115 of the Public Records of Miami-Dade County, Florida (as the same may now or hereafter be amended, the “Treasures III Declaration”);

(c)
That certain residential apartment building (“Apartment Building "),containing 160 apartment units located on the real property described in Exhibit “C” attached hereto (together with all rights appurtenant thereto and all improvements located thereon, including the Apartment Building, the "Apartment Property");

(d)
That certain undeveloped real property (“Unimproved Lots") described in Exhibit “D” attached hereto located in the vicinity of the Apartment Property, the Treasures II Condominium and the Treasures III Condominium.

Seller acquired the Treasures II Property, the Treasures III Property, the Apartment Property and the Unimproved Lots (collectively, the “Real Property”), together with other property rights and interests hereinafter described, pursuant to that certain Certificate of Title issued by the Clerk of the Court of Miami-Dade County, Florida (“Certificate of Title”) on February 18, 2011 and recorded in Official Records Book 27594, at Page 2403 of the Public Records of Miami-Dade County, Florida, which Certificate of Title was issued in those certain foreclosure proceedings in Miami-Dade County, Florida under Case No:08–020115–CA–01 (“Foreclosure Proceedings").

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B. The Treasures II Condominium, the real property included within the Treasures II Condominium, the Treasures III Condominium, the real property included within the Treasures III Condominium and the Apartment Property, together with other property not included in the sale contemplated by this Agreement, are subject to, and encumbered by that certain Declaration of Master Association Covenants, Easements and Restrictions for Treasures on the Bay recorded in Official Records Book 23946, at Page 4567 of the Public Records of Miami-Dade County, Florida ( “Master Declaration”).

C. Seller desires to sell the Property (as defined below) to Buyer, and Buyer desires to purchase the Property from Seller.

           NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 ($10.00) DOLLARS, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer, intending to be legally bound, agree as follows:

1.  RECITALS.  The foregoing recitals are true and correct and incorporated herein by reference as if set forth at length.

2.  PROPERTY.  Subject to the terms and conditions of this Agreement, Buyer hereby agrees to purchase the Real Property from Seller, and Seller hereby agrees to sell the Real Property to Buyer, together with:

(a)	Seller’s right, title and interest in and to all rights, easements, licenses and privileges presently thereon or appertaining to the Real Property (“Appurtenant Rights”);

(b)
All right title and interest of Seller, if any, under or in connection with the Treasures II Condominium, the Treasures II Declaration, the Treasures III Condominium, the Treasures III Declaration, the Master Declaration, and/or the related not-for-profit associations under and/or in connection with such declarations and condominiums (“Developer Rights”);

(c)	Seller’s right, title and interest in and to the leases (“Tenant Leases”) for all any part of the Real Property;

(d)
Seller’s right, title and interest, if any, in and to all furniture, furnishings, fixtures, equipment and other tangible property owned by Seller, located on the Real Property and used or useful in connection therewith (“Personal Property”), including, without limitation, the personal property described in Exhibit “E” attached hereto;

(e)
Seller’s right, title and interest in and to all intangible personal property relating to the Real Property, Personal Property and the Leases (including governmental permits, licenses and approvals; warranties and guarantees; architectural drawings, plans and specifications, as-built drawings for the Property, advertising material and telephone numbers and, any development rights) (“General Intangible Personal Property”);

(f)
All right, title and interest of Seller, if any, in and to all intellectual property used or useful in connection with the use, ownership, marketing, development and operation of the Real Property, including use of the name "Treasures on the Bay” or any derivation thereof, and all websites, web links and URLs used or useful in connection with the Real Property (“Intellectual Property Rights”);

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(g)
All right, title and interest of Seller under any and all maintenance, service, advertising and other similar contracts and agreements, if any, with respect to the ownership, use, development and operation of the Real Property and the Personal Property (collectively, the “Service Contracts”); but only to the extent assignable to Buyer and applicable to the period from and after the Closing (as hereinafter defined).

(h)	All other real and personal property acquired by Seller pursuant to the Certificate of Title ( “Other Foreclosed Property Rights”); and

(i)
All right, title and interest of Seller remaining in the Foreclosure Proceedings, including, but not limited to limited to, any reforeclosure rights thereunder but specifically excluding the Reserved Claims (as hereinafter defined ) which shall be and remain the sole property and right of Seller (“Foreclosure Rights”).

The Real Property, together with the Appurtenant Rights, the Developer Rights, the Tenant Leases, the Personal Property, the General Intangible Personal Property, the Intellectual Property Rights, the Service Contracts, the Other Foreclosed Property Rights and the Foreclosure Rights shall be collectively referred to herein as the “Property”.

3.  DEPOSIT.  To secure the performance of Buyer’s obligations under this Agreement, within three (3)  business days of the date of this Agreement,  Buyer will deliver to Greenberg Traurig, P.A., as Escrow Agent (“Escrow Agent”), a deposit (“Deposit”) in the amount of Two Million Dollars ($2,000,000.00), the proceeds of which shall be held in trust as an earnest money deposit by Escrow Agent, and disbursed only in accordance with the terms of this Agreement. Escrow Agent shall invest the Deposit in an interest bearing account or certificate of deposit maintained with or issued by a commercial bank or savings and loan association doing business in Miami-Dade County, Florida, and approved by Buyer, provided Buyer gives Escrow Agent a completed and executed W-9 form setting forth Buyer’s tax identification number.  All interest accrued or earned on the Deposit shall be paid or credited to Buyer, except in the event Seller is entitled to retain the Deposit as liquidated damages in accordance with this Agreement.

4.  PURCHASE PRICE. The purchase price (“Purchase Price”) to  be paid by Buyer to Seller for the Property to be sold, transferred and conveyed herein shall be FORTY-FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($45,500,000.) all cash payable as follows:  (a) the Deposit in the sum of TWO MILLION DOLLARS ($2,000,000), shall be paid by Escrow Agent to Seller at  Closing  and (b) the balance of the Purchase Price in the sum of FORTY-THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($43,500,000), subject to adjustment and  prorations as herein provided, shall be paid by Buyer in good collected funds to Seller.

The  Purchase Price is the aggregate of the individual purchase prices for each of the parcels of the Property as set forth on Exhibit “F” attached hereto.

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5.  DELIVERY OF PROPERTY MATERIALS.  Within five (5) days of the execution and delivery of this Agreement, Seller will deliver to, or make reasonably available to Buyer, all documents, instruments and materials in the actual possession or control of Seller related to the Property (collectively, the “Property Documents”). In addition, Seller shall deliver to Buyer, or make reasonably available to Buyer, all additional Property Documents coming into the possession or control of Seller.

6.  INSPECTION PERIOD /INSPECTION RIGHTS.

Commencing on the date of this Agreement, Buyer shall have until November 5, 2012 (“Inspection Period”) to conduct such independent investigations, studies and tests as Buyer deems to be necessary or appropriate concerning Buyer’s proposed ownership, operation, use, development and/or suitability of the property for Buyer’s intended purposes.  Such investigation may include, without limitation, appraisals, soils and engineering tests, intrusive testing, environmental studies, hazardous substance studies, biological surveys, property surveys, investigation concerning the availability of development approvals required from any governmental agencies for Buyer’s proposed operation, use, or development of the Property, the imposition or increase of any fees, change, or exceptions by any governmental agencies and such economic feasibility and marketing studies deemed appropriate.  Buyer may freely consult with any governmental agency concerning the condition of the Property, its entitlements or regulatory terms and conditions of approval. Upon completion of any such inspections, Buyer shall restore the Property to its condition as existed immediately prior to the performance of such inspection. In furtherance of the foregoing inspection rights, Buyer shall have the right, to enter, and to authorize its agents, contractors and representatives to enter, the Property and conduct such physical inspections, investigations, assessments, studies, reports, sampling and tests of the Property, as may be desired by Buyer. Buyer does and shall indemnify and hold harmless Seller against all actual losses, claims, damages (excluding consequential damages solely of the Seller, but not of any other person or entity whose claim is subject to indemnification hereunder), liability and all other expenses related to, growing out of, or arising from, any damage to the Property or third party claims resulting from the investigation of or entry upon the Property by Buyer, its agents, contractors or employees, including without limitation those for property damage, personal injury or death.  Buyer’s indemnification obligations contained in this paragraph shall survive the Closing (as hereinafter defined) and any cancellation or termination of this Agreement.

7.  TERMINATION RIGHT.

In the event Buyer is not satisfied with the results of Buyer’s inspections and investigations, or for any other reason, in Buyer's sole and absolute discretion, Buyer may cancel this Agreement and the transaction set forth herein by written notice of cancellation given to Seller prior to the expiration of the Inspection Period, in which event the Escrow Agent shall return the Deposit and all interest earned thereon to Buyer, whereupon all  parties to this Agreement shall be released from all further obligations under this Agreement, except those obligations that expressly survive termination of this Agreement. In the event Buyer has not so timely delivered written notice of cancellation, then the foregoing condition precedent shall automatically be deemed to be satisfied in full and, except as otherwise expressly set forth herein, Buyer shall purchase the Property in its “AS IS” condition and situation, subject only to the terms and conditions set forth in this Agreement.

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8.  PURCHASE OF PROPERTY IN AS-IS WHERE-IS CONDITION.  The parties agree that, except to the extent expressly set forth herein or in any document or instrument between Buyer and Seller in connection with the closing of the transaction set forth in this Agreement (“Closing”), Buyer will purchase the property "AS IS, WHERE IS, AND WITH ALL FAULTS CONDITION" that is, in its present condition, and that except to the extent expressly set forth herein or in any document or instrument between Buyer and Seller in connection with the Closing, Seller makes no, and hereby disclaims any and all, warranties or representations regarding the Property, its use or condition. EXCEPT TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ANY DOCUMENT OR INSTRUMENT BETWEEN BUYER AND SELLER IN CONNECTION WITH THE CLOSING, BUYER ACKNOWLEDGES THAT BUYER HAS NOT RELIED, AND IS NOT RELYING, UPON ANY INFORMATION, DOCUMENT OR OTHER LITERATURE, MAPS, PLANS, PROJECTION, PROFORMA, STATEMENT, REPRESENTATION, GUARANTEE OR WARRANTY (WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, MATERIAL OR IMMATERIAL) THAT MAY HAVE BEEN GIVEN BY OR MADE BY OR ON BEHALF OF SELLER, INCLUDING WITHOUT LIMITATION ANY OF THE PROPERTY DOCUMENTS.

    BUYER HEREBY ACKNOWLEDGES THAT EXCEPT TO THE EXTENT SET FORTH HEREIN OR IN ANY DOCUMENT OR INSTRUMENT BETWEEN BUYER AND SELLER IN CONNECTION WITH THE CLOSING, IT SHALL NOT BE ENTITLED TO, AND SHALL NOT, RELY ON SELLER, ITS AGENTS, EMPLOYEES OR REPRESENTATIVES, AND EXCEPT TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ANY DOCUMENT OR INSTRUMENT BETWEEN BUYER AND SELLER IN CONNECTION WITH THE CLOSING, SELLER HEREBY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, EITHER UNDER COMMON LAW, BY STATUTE, OR OTHERWISE, AS TO (I) THE QUALITY, NATURE, ADEQUACY OR PHYSICAL CONDITION OF THE PROPERTY INCLUDING, BUT NOT LIMITED TO, ANY STRUCTURAL ELEMENTS, FOUNDATION, ACCESS, LANDSCAPING, SEWAGE OR UTILITY SYSTEMS AT THE PROPERTY, IF ANY; (II) THE QUALITY, NATURE, ADEQUACY OR PHYSICAL CONDITION OF SOILS AND GROUND WATER OR THE EXISTENCE OF GROUND WATER AT THE PROPERTY; (III) THE EXISTENCE, QUALITY, NATURE, ADEQUACY OR PHYSICAL CONDITION OF ANY UTILITIES SERVING THE PROPERTY; (IV) THE DEVELOPMENT POTENTIAL OF THE PROPERTY, ITS VALUE, ITS PROFITABILITY, ITS HABITABILITY, MERCHANTABILITY OR FITNESS, SUITABILITY OR ADEQUACY OF THE PROPERTY FOR ANY PARTICULAR PURPOSE; (V) THE ZONING OR OTHER LEGAL STATUS OF THE PROPERTY; (VI) THE COMPLIANCE OF THE PROPERTY OR ITS OPERATIONS WITH ANY APPLICABLE CODE, STATUTE, LAW, ORDINANCE, RULE, REGULATION, COVENANT, PERMIT, AUTHORIZATION, STANDARD, CONDITION OR RESTRICTION OF ANY GOVERNMENTAL OR REGULATORY AUTHORITY; (VII) THE ENVIRONMENTAL CONDITION OF THE PROPERTY, ANY IMPROVEMENTS ON THE PROPERTY OR OF ANY ADJOINING PROPERTY; (VIII) THE SUBSURFACE CONDITION OF THE PROPERTY; (IX) THE QUALITY OF ANY LABOR OR MATERIALS RELATING IN ANY WAY TO THE PROPERTY; (X) THE SQUARE FOOTAGE OR ACREAGE OF THE PROPERTY; OR (XI) THE OPERATION OF THE PROPERTY FROM THE DATE OF THIS AGREEMENT UNTIL THE CLOSING.

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BUYER ACKNOWLEDGES THAT BY THE END OF THE INSPECTION PERIOD, BUYER WILL HAVE HAD AN ADEQUATE OPPORTUNITY TO MAKE SUCH LEGAL, FACTUAL AND OTHER INQUIRIES AND INVESTIGATIONS AS BUYER DEEMS NECESSARY, DESIRABLE OR APPROPRIATE WITH RESPECT TO THE PROPERTY, BUYER’S ANTICIPATED ACQUISITION OF THE PROPERTY OR THE SUITABILITY OF THE PROPERTY FOR BUYER’S USE AND/OR DEVELOPMENT.  SUCH INQUIRIES AND INVESTIGATIONS OF BUYER SHALL BE DEEMED TO INCLUDE AN ENVIRONMENTAL AUDIT OF THE PROPERTY, AN INSPECTION OF THE PHYSICAL COMPONENTS AND GENERAL CONDITION OF ALL PORTIONS OF THE PROPERTY, SUCH STATE OF FACTS AS AN ACCURATE SURVEY AND INSPECTION WOULD SHOW, THE PRESENT AND FUTURE ZONING AND LAND USE ORDINANCES, RESOLUTIONS AND REGULATIONS OF THE MUNICIPALITY, COUNTY AND STATE WHERE THE PROPERTY IS LOCATED AND THE VALUE AND MARKETABILITY OF THE PROPERTY.

BUYER ACKNOWLEDGES THAT THERE HAVE BEEN NO REPRESENTATIONS OR AGREEMENTS REGARDING SELLER’S OBLIGATION TO PROVIDE OR COMPLETE ROADS, SEWER, WATER, ELECTRIC OR OTHER UTILITY SERVICES, RECREATIONAL AMENITIES, OR ANY OTHER IMPROVEMENTS TO THE PROPERTY MADE BY SELLER OR RELIED UPON BY BUYER WHATSOEVER.

BUYER ACKNOWLEDGES THAT SELLER HAS INFORMED BUYER THAT SELLER ACQUIRED TITLE TO THE PROPERTY THROUGH FORECLOSURE PRIMARILY TO PROTECT ITS SECURITY INTEREST WITHIN THE MEANING OF THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT ("CERCLA"), 42 U.S.C. § 9601 ET SEQ. AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE PRECEDING, BUYER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT  EXCEPT TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ANY DOCUMENT OR INSTRUMENT BETWEEN BUYER AND SELLER IN CONNECTION WITH THE CLOSING ,IT HEREBY WAIVES, RELEASES AND DISCHARGES ANY CLAIM IT HAS, MIGHT HAVE HAD OR MAY HAVE IN THE FUTURE AGAINST THE SELLER, OR ANY SHAREHOLDER, DIRECTOR, OFFICER, EMPLOYEE, AGENT OR ATTORNEY OF SELLER (COLLECTIVELY, “SELLER RELATED PARTIES”) WITH RESPECT TO COSTS, DAMAGES, OBLIGATIONS, PENALTIES, CAUSES OF ACTION AND OTHER LIABILITIES (WHETHER ACCRUED, CONTINGENT, ARISING BEFORE OR AFTER THIS AGREEMENT, OR OTHERWISE) ARISING AS A RESULT OF (I) THE CONDITION OF THE PROPERTY, EITHER PATENT OR LATENT, (II) ITS ABILITY OR INABILITY TO OBTAIN OR MAINTAIN BUILDING PERMITS, EITHER TEMPORARY OR FINAL CERTIFICATES OF OCCUPANCY OR OTHER LICENSES FOR THE USE OR OPERATION OF THE PROPERTY, AND/OR CERTIFICATES OF COMPLIANCE FOR THE PROPERTY, (III) THE ACTUAL OR POTENTIAL INCOME OR PROFITS TO BE DERIVED FROM THE PROPERTY, (IV) THE REAL ESTATE TAXES OR ASSESSMENTS NOW OR HEREAFTER PAYABLE THEREON, (V) THE

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PAST, PRESENT OR FUTURE CONDITION OR COMPLIANCE OF THE PROPERTY, OR COMPLIANCE OF PAST OWNERS AND OPERATORS OF THE PROPERTY, IN REGARD TO ANY PAST, PRESENT AND FUTURE FEDERAL, STATE AND LOCAL ENVIRONMENTAL PROTECTION, POLLUTION CONTROL, POLLUTION CLEANUP, AND CORRECTIVE ACTION LAWS, RULES, REGULATIONS, ORDERS, AND REQUIREMENTS (INCLUDING WITHOUT LIMITATION CERCLA, RCRA, AND OTHERS PERTAINING TO THE USE, HANDLING, GENERATION, TREATMENT, STORAGE, RELEASE, DISPOSAL, REMOVAL, REMEDIATION OR RESPONSE TO, OR NOTIFICATION OF GOVERNMENTAL ENTITIES CONCERNING, TOXIC, HAZARDOUS, OR OTHERWISE REGULATED WASTES, SUBSTANCES, CHEMICALS, POLLUTANTS OR CONTAMINANTS), OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, (VI) THE PRESENCE ON, IN, UNDER OR NEAR THE PROPERTY OF (INCLUDING WITHOUT LIMITATION ANY RESULTANT OBLIGATION UNDER CERCLA, THE RESOURCE CONSERVATION AND RECOVERY ACT ("RCRA"), 42 U.S.C. § 6973 ET SEQ., ANY STATE STATUTE OR REGULATION, OR OTHERWISE, TO REMOVE, REMEDIATE OR RESPOND TO) ASBESTOS CONTAINING MATERIAL, RADON, UREA FORMALDEHYDE OR ANY OTHER TOXIC, HAZARDOUS OR OTHERWISE REGULATED WASTE, SUBSTANCE, CHEMICAL, POLLUTANT OR CONTAMINANT, AND (VII) ANY OTHER STATE OF FACTS WHICH EXIST WITH RESPECT TO THE PROPERTY.

BUYER ACKNOWLEDGES AND AGREES THAT THE TERMS AND CONDITIONS OF THIS PARAGRAPH 8 SHALL EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT AND/OR THE RECORDATION OF THE SPECIAL WARRANTY DEEDS FOR THE PROPERTY.

9.  REPRESENTATIONS AND WARRANTEES OF SELLER.

  Seller represents and warrants to Buyer as follows:

(a)	Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Florida.

(b)
Seller has the full power, right and authority to enter into and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement by Seller has been duly and properly authorized by proper action in accordance with applicable law and with the organizational documents of Seller.

(c)	Attached hereto as Exhibit “G” is a true, correct and complete list of the Service Contracts entered into by Seller that affect the Property and the service provider under each Service Contract.

(d)
Attached hereto as Exhibit “H” is a  true, correct and complete current rent roll (“Rent Roll”) for the Tenant Leases for each of the buildings included within the Property, which Rent Roll sets forth to the extent available following information concerning the Tenant Leases (a) unit description, and location, (b) name of tenant, (c) rental rate, (d) move in date, (e) expiration date, (f) amount of security deposit and interest required and held, and (g) the status of the rental payments, including prepaid rent and delinquency. Except as set forth in the Rent Roll, no other party has possession, or a claim to possession, to all or any portion of the Property.

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(e)	There are no contracts to purchase all or any portion of the Property.

(f)
The only management agreements pertaining to the management of all or any portion of the Property entered into with Sellers, or to the knowledge of Seller otherwise entered into in connection with the Property, are the Management Agreements described on Exhibit “I” attached hereto (“Seller Management Agreements”).

(g)	Seller is not a "foreign person" within the meaning of the United States tax laws and to which reference is made in Internal Revenue Code Section 1445(b)(2).

(h)	There are no persons employed by or on behalf of Seller in connection with the ownership, use, maintenance or operation of the Property who will be employed after Closing.

(i)	Seller has not received from any governmental authority having the power of eminent domain any written notice of any condemnation of the Property or any part thereof.

(j)
There is no action, suit, or governmental proceeding pending, or to Seller’s knowledge, threatened, against Seller or the Property, in any court or by or before any other governmental authority, affecting Seller or  any of the Property, except as set forth in Exhibit “J” attached hereto (“Pending Litigation”) and the Reserved Claims (as hereinafter defined). Seller hereby agrees to promptly notify Buyer with respect to the Pending Litigation and with respect to any new action, suit, proceeding or other investigation (governmental or otherwise) filed or threatened against Seller or the Property of which Seller becomes aware after the date hereof, except to the extent the same relate to the Reserved Claims (as hereinafter defined), unless such matters relating to the Reserved Claims involve Buyer or the Property.

(k)
Except as set forth on Exhibit “K” attached hereto, Seller has not received from any governmental authority written notice of any violation of any building, fire or health code or any other statute applicable to the Property which has not been cured.

(l)	To the best of the knowledge of Seller, there are no equipment leases, licenses or similar agreements affecting the Property.

(m)	There are no brokerage commissions due or to become due in connection with the Tenant Leases, except as set forth in Exhibit “L” attached hereto.

(n)	There are no insurance claims pending by or against Seller involving the Property.

(o)	There are no real estate tax appeals pending regarding the Property.

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The representations and warranties set forth herein, as well as Buyer’s right to enforce it remedies hereunder for any breach of the same, shall survive Closing for a period of one (1) year from the date of Closing (i.e., meaning that Buyer must commence a claim in a court of competent jurisdiction within said one (1) year period after Closing).

10.  REPRESENTATIONS AND WARRANTEES OF BUYER.

Buyer represents and warrants to Seller as follows:

(a)	Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)
Buyer has the full power, right and authority to enter into and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement by Buyer has been duly and properly authorized by proper action in accordance with applicable law and with the organizational documents of Buyer.

(c)
Buyer is a knowledgeable and sophisticated buyer of properties of the type contemplated in this Agreement. Buyer has previously reviewed and considered the nature of this transaction and the Inspection Period will enable Buyer to thoroughly investigate the Property, and all aspects of the transaction set forth in this Agreement. In electing to proceed with this transaction beyond the Inspection Period, Buyer shall have determined, and shall be deemed to have determined, that the Property is satisfactory to Buyer in all respects and Buyer will be purchasing Property in its “AS IS” condition and situation, except to the extent otherwise expressly provided herein or in any document executed and delivered in connection with the Closing. Buyer has and will rely solely on Buyer’s own independent investigations and inspections, and Buyer has not relied, and will not rely, on any representations of Seller other than as expressly set forth in this Agreement or in any document executed and delivered in connection with the Closing.

The representations and warranties set forth in (a) and (b) above shall survive Closing for a period of one (1) year from the date of Closing, and the representations and warranties set forth in (c)  above shall survive Closing or the early termination of this Agreement.

11.  USE, DEVELOPMENT, OPERATION AND LEASING OF THE PROPERTY PENDING CLOSING.

(a)
During the period between the Effective Date of this Agreement and the Closing , Seller shall (i) continue to operate, and manage the Property in the usual and ordinary course of its business, (ii) continue to perform all of Seller’s obligations under the Tenant Leases, Unit Contracts and all other contracts and agreements affecting the Property, (iii) promptly deliver to Buyer a copy of any written notices affecting or relating to the Property received by Seller with respect to the Tenant Leases, the Unit Contracts or other contracts affecting the Property, (iv) other than with respect to the Reserved Claims (as hereinafter defined), except to the extent affecting the Buyer or the Property, promptly deliver to Buyer a copy of any written notices affecting or relating to the Property from any governmental authority, (v) promptly advise Buyer of any litigation, arbitration or administrative hearing before any governmental agency concerning the Property of which Seller receives written notice, and promptly deliver to Buyer a copy of all correspondence, pleadings and other documentation relating to such litigation, and (vi) promptly deliver to Buyer written notice upon the discovery by Seller of any information which would render, either at the time the information is discovered or at the time of Closing, any representation or warranty made by Seller, or any exhibit attached to this Agreement or material delivered to Buyer to be inaccurate, misleading or untrue in any material respect.

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(b)
During the period between the Effective Date of this Agreement and the Closing, Seller shall not take any of the following actions without the prior written consent of Buyer, which may be granted or withheld in Buyer’s sole discretion: (i) effect or permit any change, termination, amendment or modification in or to any Tenant Leases or contracts, (i) enter into any new leases, licenses and/or contracts relating to all or any portion of the Property that will (a) impose any financial obligations on Buyer following the Closing, or (b) not be terminated by Seller (at Seller’s sole cost) at or before Closing; (ii) convey, transfer or otherwise alienate all or any portion of the Property or Seller’s interest therein; or (iii) consent, approve, enter into, extend or modify any covenants, conditions, restrictions, rights-of-way, easements and/or other matters affecting the Property the term of which would extend beyond the Closing.

12.  CLOSING. Subject to other provisions of this Agreement for extension, Closing shall be held at the offices of Greenberg Traurig, P.A., located at 333 SE. 2nd Ave., Miami Florida, 33131, or at such other location as Buyer and Seller shall agree to, on December 5, 2012 (“Closing Date”), unless otherwise extended in accordance with this Agreement, subject to the fulfillment of all conditions to Closing contained herein.

13.  CLOSING COSTS.

At the Closing, Buyer and Seller shall bear the following costs:

(a)
Buyer shall be responsible for payment of the following:  (i) the cost of the Commitment, (ii) the cost of the title premium and any other related fees and costs for the title insurance policies and endorsements to be issued from the Commitment,  (iii) the cost of any surveys obtained by Buyer, (iv) any and all costs and expenses of engineering and other inspection and feasibility studies and reports incident to Buyer’s inspections, and (v) state documentary stamp tax and surtax on the Special Warranty Deeds.

(b)	Seller shall be responsible for payment of the following: the recording costs on documents necessary to clear title.

(c)	Each party shall pay its own legal fees except as otherwise provided in this Agreement in the event of litigation.

14.  IMPROVEMENT LIENS.   Certified, confirmed or ratified liens for governmental improvements or special assessments as of the Closing, if any, shall be paid in full by Seller.

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15.  CLOSING DOCUMENTS.

At Closing, Seller shall execute and deliver (or shall cause the applicable party to execute and deliver) to Buyer the following documents (which Seller and Buyer will prepare and agree to during the Inspection Period):

(a)
Special Warranty Deeds for each of the parcels comprising the Real Property, subject only to the Permitted Exceptions and such other matters as are accepted in writing or consented to in writing by Buyer. With respect to the condominium units comprising a portion of the Property, a separate Special Warranty Deed will be provided for each unit.

(b)	A Bill of Sale for the Personal Property.

(c)	Assignment and Assumption Agreement of the General Intangible Personal Property and Intellectual Property Rights with assumption by Buyer.

(d)	Assignment and Assumption Agreement of the Tenant Leases.

(e)	Assignment and Assumption Agreement of the Service Contracts, and other Contract Rights.

(f)	Assignment of the Developer Rights.

(g)	A certificate from Seller certifying that the warranties and representations set forth in this Agreement are true and correct in all material respects as of the date of Closing.

(h)	Appropriate evidence of Seller’s limited liability company status, existence and authority to sell and convey the Property to Buyer.

(i)	Closing statement(s).

(j)	Non-foreign affidavit or certificates pursuant to Internal Revenue Code Section 1445;

(k)	Mechanic's lien and gap affidavits (running to benefit of the Title Company, sufficient to cover the gap and permit deletion of the standard exceptions).

(l)	An affidavit of exclusive possession, subject only to the rights of the parties under the Tenant Leases.

(m)
All other agreements, certificates, instruments and documents reasonably requested by Buyer or required under this Agreement in order to fully consummate the transactions contemplated hereby and carry out the purposes and intent of this Agreement, including, without limitation, all affidavits reasonably requested by the Title Company and all notices and/or assignments required under any contract, permit, license or authorization required in connection with the Property.

At Closing, Buyer shall deliver, or shall cause to be delivered to Seller, the following:

(n)	The documents listed above to which Buyer is a party.

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(o)	Appropriate evidence of Buyer’s limited liability company status, existence and authority to acquire the Property.

(p)
All other agreements, certificates, instruments and documents reasonably required by Seller in order to fully consummate the transactions contemplated hereby and carry out the purposes and intent of this Agreement, including all documents necessary with respect to Buyer obtaining control or voting rights with respect to the master association and condominium associations.

(q)	The balance of the Purchase Price and all closing costs to be paid by Buyer in good, collected funds.

16.  TITLE INSURANCE AND TITLE EVIDENCE.

(a)
Within three (3)  days of the date of this Agreement, Seller shall deliver to Buyer a copy of all title insurance commitments, policies and reports with respect to the Property in the possession or control of Seller. Within five (5) days from the date hereof, Buyer shall order a title insurance commitment ("Commitment") from such underwriter as selected by Buyer (“Title Company”), to be written by an agent selected by Buyer. In the event Buyer determines to proceed with the transaction set forth herein beyond the Inspection Period (as hereinafter defined), all matters shown in Schedule B of the Commitment through the effective date (“Title Date”) of the Commitment shall be “Permitted Exceptions” and acceptable to Buyer (unless otherwise expressly agreed to in writing between Buyer and Seller). If Seller agrees in writing during the Inspection Period to remove any title exception objected to by Buyer which would otherwise be a Permitted Exception, Seller shall have the obligation to satisfy or remove such matter, at its sole cost and expense, on or before Closing.

(b)
Upon receipt of the Commitment, Buyer shall deliver a copy thereof to Seller. Within five (5) business days from delivery to Seller of the Commitment, Seller will notify Buyer in writing as to which requirements, if any, set forth in Schedule B, Section I of the Commitment other than those which relate solely to the Buyer Seller will agree to satisfy at or prior to Closing (“Acceptable Requirements”). In the event there are any matters within the requirements set forth in the Commitment that Seller is unwilling to satisfy at or prior to Closing ( except for the Lien Requirements, as defined below ), the same shall be deemed Permitted Exceptions in the event Buyer elects to proceed with the transaction set forth herein beyond the Inspection Period. In the event Seller does not respond to the requirements within said five (5) day period, all such requirements will be deemed Acceptable Requirements. Notwithstanding anything herein to the contrary, Seller shall be responsible to satisfy at or prior to Closing, all monetary liens and claims of lien against the Property, including taxes and assessments for all years prior to 2012 (“Lien Requirements”). Seller shall be responsible to satisfy the Acceptable Requirements at or prior to Closing at its sole cost and expense.

(c)
In the event that (i) between the Title Date and the time of Closing, new title matters arise which render title to the Property unmarketable, which would reasonably be expected to adversely affect the use or development of the Property, or which are monetary claims (hereinafter referred to as “Title Defect(s)”), Seller shall have a reasonable period of time after notification by Buyer of such Title Defects to remedy such defects and, if necessary, the Closing shall be delayed for such period, not to exceed thirty (30) days. Seller agrees to remove by payment, bonding or otherwise any Title Defect in a liquidated amount against the Property capable of removal by the payment of money or bonding. For the purposes hereof, any such Title Defect shall be deemed removed and eliminated if the Title Company is willing to provide insurance over such Title Defect or to delete the Title Defect as an

MIA 182,706,175

exception to title, whether by escrow, indemnity or otherwise. In the event that Seller does not eliminate all properly and timely raised Title Defects (except to the extent such failure by Seller represents a breach of Seller’s obligations hereunder), Buyer shall have the option of either: (i) closing and accepting title to the Real Property “AS IS”, without reduction in the Purchase Price and without claim against Seller, or (ii) canceling this Agreement in which event the Escrow Agent shall return the Deposit and all interest earned thereon to Buyer, whereupon all parties shall be released from all further obligations under this Agreement, except for obligations that expressly survive the termination of this Agreement.

17.  SURVEYS.

 During the Inspection Period (as hereinafter defined), Buyer shall, at its cost and expense, obtain such surveys or  updates to existing surveys as Buyer shall elect. In the event Buyer determines to proceed with the transaction set forth herein beyond the Inspection Period (as hereinafter defined), all survey matters affecting title to the Property shown in the surveys shall be deemed to be “Permitted Exceptions” and acceptable to Buyer.

18.  PRORATIONS.  Real property taxes, premiums on insurance assumed by Buyer (if any), payments on any bonds or special assessments, if any, assumed by Buyer, homeowners’ or master association or condominium assessments applicable to the Property, city utilities (i.e. water service, sewer service and refuse collection), if applicable, and other income and expenses shall be paid current and prorated between Buyer and Seller at Closing..

19.  NOTICES.  Any notices required or permitted to be given under this Agreement shall be delivered by (i) hand, (ii) by a nationally recognized overnight delivery service, both addressed as described below, or sent by facsimile (with delivery confirmation) to the addresses and numbers set forth below. With respect to delivery by hand or national recognized overnight delivery service, delivery shall be deemed given when delivered or upon refusal to accept delivery. With respect to facsimile delivery, delivery shall be deemed given when sent with confirmation received, provided that within one (1) business day following such facsimile delivery, a copy of such notice is also delivered by (i) or (ii) above.

Owens Financial Group, Inc. Attn: William Owens 2221 Olympic Blvd. Walnut Creek, CA 94595 Fax: 925-935-1486	MI-1900 Treasures Investor LLC c/o Mast Capital Attn: Camilo Miguel, Jr. 1691 Michigan Ave., Suite 215 Miami Beach, FL 33139 Fax: 305-675-8447

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With Copy to: W. Kent Ihrig, Esq. Shumaker, Loop & Kendrick 101 East Kennedy Boulevard, Suite 2800 Tampa, FL 33602 Fax: 813-229-1660	With Copy to: Greenberg Traurig, P.A. Attn: Steven A. Landy, Esq. 333 Avenue of the Americas, Suite 4400 Miami, FL 33131 Fax: 305-961-5758

20.  ESCROW AGENT.

The Escrow Agent shall not be liable for any actions taken by it in good faith, but only for its negligence or willful misconduct. The parties hereby indemnify and agree to hold harmless the Escrow Agent from and against all liabilities, damages, claims, costs, fees and expenses whatsoever (including reasonable attorneys' fees and court costs at all trial and appellate levels) the Escrow Agent may incur or be exposed to in its capacity as escrow agent hereunder, except for its negligence or willful misconduct.  If there is any dispute as to disposition of any proceeds held by the Escrow Agent pursuant to the terms of this Agreement, the Escrow Agent is hereby authorized to interplead the disputed amount or the entire proceeds with any court of competent jurisdiction and thereby be released from all of its obligations hereunder. The parties acknowledge that the Escrow Agent is the law firm representing Buyer, and hereby agree that such law firm may continue to represent Buyer in any dispute or litigation arising from or growing out of this Agreement, the Property or otherwise. The Escrow Agent shall not be liable for any failure of the depository holding the Deposit.

21.  POSSESSION.  Buyer shall take exclusive possession of the Property at Closing, subject only to the rights of the tenants, as tenants only, under the Tenant Leases unless otherwise agreed to by the parties.

22.  INUREMENT.  This Agreement and its terms shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

23.  REAL ESTATE COMMISSION.   Seller and Buyer acknowledge, warrant and represent  to the other that it has not engaged or dealt with any broker, salesman, finder or similar intermediary in connection with the purchase of the property, and each shall hold harmless, indemnify and defend the other from and against any claim based on any alleged fact inconsistent with such Party’s warranty and representation contained in this paragraph.  Should any other claim for commission be asserted or established, the party in breach of its representation in this Paragraph 23 hereby expressly agrees to hold the other harmless with respect to all costs relating thereto (including reasonable attorneys’ fees) to the extent that the breaching party is shown to have been responsible for the creation of such claim.  Anything to the contrary in this Agreement notwithstanding, such agreement of each party to hold the other harmless shall survive the Closing and any termination of this Agreement.

24.  ASSIGNMENT.  Buyer may assign any of its rights and obligations under this Agreement with the prior written consent of Seller, which Seller shall not be unreasonably withheld. Any such assignment shall not release Buyer from its obligations under this Agreement. Notwithstanding the foregoing, no consent of Seller shall be required in connection with the assignment by Buyer to one or more affiliated parties of Buyer.

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25.  ATTACHMENTS. All Exhibits attached hereto are incorporated herein by reference as if set forth at length.

26.  RADON GAS.  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.

27.  NO REPRESENTATION AS TO SIZE.  Seller has not made and is not herein making any representations of the size of the structure(s) on the Property or the size of the Property itself.

28.  GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Florida.

29.  MUTUAL DRAFTING.  In construing or interpreting the Agreement, the word “or” shall not be construed as exclusive, and the word “including” shall not be limiting.  The headings are for reference purposes only and are not to be considered in construing the Agreement.  This Agreement shall be fairly interpreted in accordance with its terms without any strict construction in favor or against either party and ambiguities shall not be interpreted against the drafting party.

30.  UNENFORCEABILITY. If any provision or condition of the Agreement shall be held to be invalid or unenforceable by any court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision or condition.  The validity of the remaining provisions and conditions shall not be affected thereby and the Agreement shall be carried out as if any such invalid or unenforceable provision or condition were not contained therein.

31.  ENTIRE AGREEMENT; AMENDMENT.  The Agreement constitutes the entire agreement of the Parties with respect to the matters covered herein and supersedes any written or oral understandings or agreements between the Parties respecting the subject matter hereof.  The Agreement may not be amended except in writing by Buyer and Seller.

32.  ATTORNEY’S FEES.  The prevailing party in any action, suit or proceeding, including without limitation any arbitration proceeding or proceeding in bankruptcy shall be entitled to collect and recover its reasonable costs and attorneys’ fees.  As used herein, the term “attorneys’ fees” shall be deemed to include without limitation fees and costs attributable to paralegals, law clerks and other staff members operating under the supervision of an attorney.

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33.  TIME IS OF THE ESSENCE.  Time is of the essence in this Agreement.  Extensions, if any, must be agreed upon in writing by the parties.

34.  DEFAULT; LIABILITY OF PARTIES.

    Default by Seller.  In the event of a breach of Seller’s obligations herein, Buyer may, at Buyer’s election: (i) terminate this Agreement and receive a return of the Deposit, together with all interest earned thereon, whereupon the parties hereto shall have no further rights or obligations under this Agreement (except those that expressly survive termination); (ii) enforce this Agreement by suit for specific performance; or (iii) waive such breach and close the purchase contemplated hereby, notwithstanding such breach..

    Default by Buyer.  In the event Buyer has elected to proceed with the transaction set forth herein beyond the Inspection Period, in the event of a breach of Buyer’s obligations herein, without default of Seller, Seller’s sole legal and equitable remedy shall be to terminate this Agreement and retain the Deposit as AGREED LIQUIDATED DAMAGES for such breach, and upon payment in full to Seller of the Deposit, the parties hereto shall have no further rights, claims, liabilities or obligations under this Agreement (except the indemnity and insurance obligations of Buyer, for which Seller, in the event of a breach thereof by Buyer, shall have available to it all remedies at law or in equity).  BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES SUFFERED BY SELLER AS A RESULT OF BUYER’S FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY PURSUANT TO THIS AGREEMENT, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL INCUR AS A RESULT OF SUCH FAILURE.  THEREFORE, BUYER AND SELLER DO HEREBY AGREE THAT A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT THAT BUYER DEFAULTS AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY IS AN AMOUNT EQUAL TO THE EARNEST MONEY DEPOSIT (WHICH INCLUDES ANY ACCRUED INTEREST THEREON).  SAID AMOUNT WILL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR THE BREACH OF THIS AGREEMENT BY BUYER.  THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER.

    Buyer’s Initials: /s/ CM                                                      Seller’s Initials: /s/ WCO

35.  HEADINGS.  Titles to Paragraphs and Subparagraphs are for convenience only, and are not intended to limit or expand the covenants and obligations expressed thereunder.

36.  COUNTERPARTS.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

MIA 182,706,175

37.  NO RECORDING.  Neither this Agreement nor any memorandum notice or short form hereof shall be recorded.

38.  JURISDICTION;WAIVER OF JURY TRIAL.  In the event of any dispute or controversy arising out of or relating to this Agreement or the parties’ compliance therewith, it is agreed that the exclusive forum for determination of any and all such disputes or controversies shall be the appropriate trial court for the jurisdiction in which the Property is located.  BUYER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY BUYER OR BY SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES OTHERWISE VOID OR VOIDABLE).  THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY BUYER AT CLOSING AND SHALL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT.

39.  RISK OF LOSS/CONDEMNATION.

(a)
In the event of any damage to the Property prior to Closing by reason of fire, windstorm or other casualty, if Buyer reasonably believes that the cost of repairing such damage will equal or exceed $100,000, Buyer may elect to (i) terminate this Agreement by giving written notice to Seller within five (5) business days after receiving notice of such casualty, in which event the escrow agent shall return the deposit to Buyer, and neither party shall have any further obligations or liabilities under this Agreement, except to the extent of obligations that expressly survive termination of this Agreement, or (ii) have Seller assign to Buyer all rights to any claims and proceeds of insurance relating to such damage and acquire the Property without any adjustment in the Purchase Price, other than a credit for the amount of any insurance proceeds paid to Seller and any deductible for the applicable insurance coverage.

(b)
In the event of any damage to the Property prior to Closing by reason of fire, windstorm or other casualty, if Buyer reasonably believes that the cost of repairing such damage will not exceed $100,000, the transaction set forth herein shall close without any adjustment in the Purchase Price in connection therewith other than a credit for the amount of any deductible for any applicable insurance coverage and any insurance proceeds paid to Seller, and Seller shall assign to Buyer all rights to any claims and proceeds of insurance relating to such damage.

(c)
In the event that the Property or any portion thereof is taken by eminent domain or any action therefor has been commenced prior to Closing, Purchaser shall have the option of either:  (i) canceling this Agreement and receiving a refund of the Deposit and all interest earned thereon, whereupon both parties shall be relieved of all further obligations under this Agreement, or (ii) proceeding with Closing without reduction of the Purchase Price, in which case Purchaser shall be entitled to all condemnation awards and settlements, if any.

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40.  RESERVED CLAIMS.   Notwithstanding anything herein to the contrary, Seller shall retain all rights in, to and under those certain currently pending lawsuits with respect to the Property and described on Exhibit “M” attached hereto and made a part hereof, or the subject matter thereof (the “Reserved Claims”), and Buyer shall have no, and hereby releases any,  rights of any kind with respect to the Reserved Claims or any amounts recovered in connection therewith, it being understood that Seller shall have the sole right to prosecute such Reserved Claims and recover any amounts awarded thereon, whether as a result of settlement, final or stipulated judgment, arbitration award or any appeal.  To the extent necessary or reasonably required, Buyer agrees to cooperate with Seller subsequent to Closing (at no cost and expense to Buyer), in connection with such Reserved Claims in order to preserve Seller’s rights and recourse with respect to the Reserved Claims. Seller agrees to indemnify and hold Buyer, its successors and assigns, harmless from and against any and all loss, damage, claim or expense arising from or growing out of the Reserved Claims, including attorneys' fees and costs at trial and all appellate levels. The provisions of this paragraph shall survive Closing. At Closing, Seller and Buyer will enter into an indemnity and cooperation agreement regarding the Reserved Claims to better identify the rights and obligations with respect thereto.

The undersigned parties hereby acknowledge receipt of a copy hereof and acknowledge further that they have not received nor relied upon any statements or representations made by any other party. The foregoing recitals are true and correct and incorporated herein by reference as if set forth at length.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date shown below.

SELLER:  TOTB MIAMI, LLC

By:  Owens Financial Group, Inc.
Its: Managing Member

By: /s/ William C. Owens
William C. Owens
Its: President

[SIGNATURE PAGE OF BUYER TO FOLLOW ON SEPARATE PAGE]

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[SIGNATURE PAGE OF BUYER]

MI-1900 TREASURES INVESTOR LLC

By: /s/ Camilo Miguel, Jr.
Its: Authorized Representative

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ESCROW AGENT

Escrow agent hereby acknowledges receipt of the Deposit and agrees to hold the same in accordance with the foregoing Purchase Agreement and Deposit Receipt.

Signed on September 6th 2012.
GREENBERG TRAURIG, P.A.

By: /s/ Steven A. Landy, Esq.
       Steven A. Landy, Esq.

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EXHIBIT "A"
Treasures II Property

Unit #	Floor	Line	BLD	Unit Type	Views	Sq. Ft.

2-01N	1	N	South	2 / 2	Corner - NW	1079
2-01K	1	K	South	2 / 2	Interior - N	1100
2-0lE	1	E	South	2 / 2	Corner - NE	1289
2-02E	2	E	South	2 / 2	Corner - NE	1289
2-03M	3	M	South	2 / 1	Interior - N	1079
2-03E	3	E	South	2 / 2	Corner - NE	1289
2-04E	4	E	South	2 / 2	Corner - NE	1289
2-05E	5	E	South	2 / 2	Corner - NE	1289
2-06E	6	E	South	2 / 2	Corner - NE	1289
2-07S	7	S	South	1 / 1	Interior - S	778
2-07N	7	N	South	2 / 2	Corner - NW	1079
2-07E	7	E	South	2 / 2	Corner - NE	1289
2-08E	8	E	South	2 / 2	Corner - NE	1289
2-09E	9	E	South	2 / 2	Corner - NE	1289
2-10E	10	E	South	2 / 2	Corner - NE	1289
Total	15					18,005

EXHIBIT "B"
Treasures III Property

Unit #	Floor	Line	BLD	Unit Type	Views	Sq. Ft.

3-01-A	1	A	Point	2 / 2	Direct Bay – S Middle	1261

3-02-A	2	A	Point	2 / 2	Direct Bay – S Middle	1261

3-03-A	3	A	Point	2 / 2	Direct Bay – S Middle	1261

3-04-A	4	A	Point	2 / 2	Direct Bay – S Middle	1261

3-05-A	5	A	Point	2 / 2	Direct Bay – S Middle	1261

3-07-A	7	A	Point	2 / 2	Direct Bay – S Middle	1261

3-08-A	8	A	Point	2 / 2	Direct Bay – S Middle	1261

3-09-A	9	A	Point	2 / 2	Direct Bay – S Middle	1261

3-10-A	10	A	Point	2 / 2	Direct Bay – S Middle	1261

3-01B	1	B	Point	1 / 1	Direct Bay - S	810

3-02B	2	B	Point	1 / 1	Direct Bay – S	810

3-03B	3	B	Point	1 / 1	Direct Bay – S	810

3-04B	4	B	Point	1 / 1	Direct Bay – S	810

3-05B	5	B	Point	1 / 1	Direct Bay – S	810

3-06B	6	B	Point	1 / 1	Direct Bay - S	810

3-07B	7	B	Point	1 / 1	Direct Bay – S	810

3-08B	8	B	Point	1 / 1	Direct Bay – S	810

3-09B	9	B	Point	1 / 1	Direct Bay – S	810

310B	10	B	Point	1 / 1	Direct Bay – S	810

3-01C	1	C	Point	1 / 1	Direct Bay - S	810

3-02C	2	C	Point	1 / 1	Direct Bay – S	810

3-03C	3	C	Point	1 / 1	Direct Bay - S	810

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3-04C	4	C	Point	1 / 1	Direct Bay – S	810

305C	5	C	Point	1 / 1	Direct Bay – S	810

306C	6	C	Point	1 / 1	Direct Bay - S	810

3-07C	7	C	Point	1 / 1	Direct Bay – S	810

3-09C	9	C	Point	1 / 1	Direct Bay - S	810

3-10C	10	C	Point	1 / 1	Direct Bay – S	810

3-02D	2	D	Point	1 / 1	Direct Bay – S	810

3-04D	4	D	Point	1 / 1	Direct Bay – S	810

3-05D	5	D	Point	1 / 1	Direct Bay – S	810

3-08D	8	D	Point	1 / 1	Direct Bay – S	810

3-09D	9	D	Point	1 / 1	Direct Bay – S	810

3-10D	10	D	Point	1 / 1	Direct Bay – S	810

3-01E	1	E	Point	2 / 2	Corner – SW	1261

3-02E	2	E	Point	2 / 2	Corner – SW	1261

3-04E	4	E	Point	2 / 2	Corner – SW	1261

3-05E	5	E	Point	2 / 2	Corner – SW	1261

3-06E	6	E	Point	2 / 2	Corner – SW	1261

3-07E	7	E	Point	2 / 2	Corner – SW	1261

3-08E	8	E	Point	2 / 2	Corner – SW	1261

3-09E	9	E	Point	2 / 2	Corner – SW	1261

3-10E	10	E	Point	2 / 2	Corner – SW	1261

3-01F	1	F	Point	2 / 2	Corner – NW	1253

3-03F	3	F	Point	2 / 2	Corner – NW	1253

3-04F	4	F	Point	2 / 2	Corner – NW	1253

3-05F	5	F	Point	2 / 2	Corner – NW	1253

3-06F	6	F	Point	2 / 2	Corner – NW	1253

3-07F	7	F	Point	2 / 2	Corner – NW	1253

3-08F	8	F	Point	2 / 2	Corner – NW	1253

3-09F	9	F	Point	2 / 2	Corner – NW	1253

3-10F	10	F	Point	2 / 2	Corner – NW	1253

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3-01G	1	G	Point	2 / 2	Interior – N	810

3-02G	2	G	Point	2 / 2	Interior – N	810

3-03G	3	G	Point	2 / 2	Interior – N	810

3-04G	4	G	Point	2 / 2	Interior – N	810

3-05G	5	G	Point	2 / 2	Interior – N	810

3-06G	6	G	Point	2 / 2	Interior – N	810

3-07G	7	G	Point	2 / 2	Interior – N	810

3-08G	8	G	Point	2 / 2	Interior – N	810

3-09G	9	G	Point	2 / 2	Interior – N	810

3-10G	10	G	Point	2 / 2	Interior – N	810

3-01H	1	H	Point	2 / 2	Interior – N	810

3-02H	2	H	Point	2 / 2	Interior – N	810

3-04H	4	H	Point	2 / 2	Interior – N	810

3-05H	5	H	Point	2 / 2	Interior – N	810

3-08H	8	H	Point	2 / 2	Interior – N	810

3-10H	10	H	Point	2 / 2	Interior – N	810

3-01J	1	J	Point	1 / 1	Interior – N (Middle)	810

3-03J	3	J	Point	1 / 1	Interior – N (Middle)	810

3-04J	4	J	Point	1 / 1	Interior – N (Middle)	810

3-05J	5	J	Point	1 / 1	Interior – N (Middle)	810

3-06J	6	J	Point	1 / 1	Interior – N (Middle)	810

3-08J	8	J	Point	1 / 1	Interior – N (Middle)	810

3-09J	9	J	Point	1 / 1	Interior – N (Middle)	810

3-10J	10	J	Point	1 / 1	Interior – N (Middle)	810

3-02K	2	K	Point	2 / 2	Interior – N	1356

3-03K	3	K	Point	2 / 2	Interior – N	1356

3-04K	4	K	Point	2 / 2	Interior – N	1356

3-05K	5	K	Point	2 / 2	Interior – N	1356

3-06K	6	K	Point	2 / 2	Interior – N	1356

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3-07K	7	K	Point	2 / 2	Interior – N	1356

3-08K	8	K	Point	2 / 2	Interior – N	1356

3-09K	9	K	Point	2 / 2	Interior – N	1356

3-10K	10	K	Point	2 / 2	Interior – N	1356

3-03M	3	M	Point	1 / 1	Interior – N	810

3-05M	5	M	Point	1 / 1	Interior – N	810

3-06M	6	M	Point	1 / 1	Interior – N	810

3-07M	7	M	Point	1 / 1	Interior – N	810

3-08M	8	M	Point	1 / 1	Interior – N	810

3-09M	9	M	Point	1 / 1	Interior – N	810

3-10M	10	M	Point	1 / 1	Interior – N	810

3-01N	1	N	Point	1 / 1	Interior – N	810

3-03N	3	N	Point	1 / 1	Interior – N	810

3-05N	5	N	Point	1 / 1	Interior – N	810

3-08N	8	N	Point	1 / 1	Interior – N	810

3-09N	9	N	Point	1 / 1	Interior – N	810

3-10N	10	N	Point	1 / 1	Interior – N	810

3-01O	1	O	Point	1 / 1	Interior – N	810

3-02O	2	O	Point	1 / 1	Interior – N	810

3-03O	3	O	Point	1 / 1	Interior – N	810

3-05O	5	O	Point	1 / 1	Interior – N	810

3-06O	6	O	Point	1 / 1	Interior – N	810

3-07O	7	O	Point	1 / 1	Interior – N	810

3-08O	8	O	Point	1 / 1	Interior – N	810

3-09O	9	O	Point	1 / 1	Interior – N	810

3-10O	10	O	Point	1 / 1	Interior – N	810

3-01P	1	P	Point	2 / 2	Corner – NE	1224

3-02P	2	P	Point	2 / 2	Corner – NE	1224

3-03P	3	P	Point	2 / 2	Corner – NE	1224

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3-04P	4	P	Point	2 / 2	Corner – NE	1224

3-05P	5	P	Point	2 / 2	Corner – NE	1224

3-06P	6	P	Point	2 / 2	Corner – NE	1224

3-07P	7	P	Point	2 / 2	Corner – NE	1224

3-08P	8	P	Point	2 / 2	Corner – NE	1224

3-09P	9	P	Point	2 / 2	Corner – NE	1224

3-10P	10	P	Point	2 / 2	Corner – NE	1224

3-02R	2	R	Point	2 / 2	Corner – SE	1261

3-03R	3	R	Point	2 / 2	Corner – SE	1261

3-04R	4	R	Point	2 / 2	Corner – SE	1261

3-05R	5	R	Point	2 / 2	Corner – SE	1261

3-06R	6	R	Point	2 / 2	Corner – SE	1261

3-07R	7	R	Point	2 / 2	Corner – SE	1261

3-08R	8	R	Point	2 / 2	Corner – SE	1261

3-09R	9	R	Point	2 / 2	Corner – SE	1261

3-010R	10	R	Point	2 / 2	Corner – SE	1261

3-01S	1	S	Point	2 / 2	Direct Bay – S	810

3-02S	2	S	Point	2 / 2	Direct Bay – S	810

3-03S	3	S	Point	2 / 2	Direct Bay – S	810

3-05S	5	S	Point	2 / 2	Direct Bay – S	810

3-06S	6	S	Point	2 / 2	Direct Bay – S	810

3-07S	7	S	Point	2 / 2	Direct Bay – S	810

3-08S	8	S	Point	2 / 2	Direct Bay – S	810

3-09S	9	S	Point	2 / 2	Direct Bay – S	810

3-10S	10	S	Point	2 / 2	Direct Bay – S	810

3-01T	1	T	Point	1 / 1	Direct Bay – S	810

3-02T	2	T	Point	1 / 1	Direct Bay – S	810

3-03T	3	T	Point	1 / 1	Direct Bay – S	810

3-04T	4	T	Point	1 / 1	Direct Bay – S	810

MIA 182,706,175

3-05T	5	T	Point	1 / 1	Direct Bay – S	810

3-06T	6	T	Point	1 / 1	Direct Bay – S	810

3-017T	7	T	Point	1 / 1	Direct Bay – S	810

3-08T	8	T	Point	1 / 1	Direct Bay – S	810

3-09T	9	T	Point	1 / 1	Direct Bay – S	810

3-10T	10	T	Point	1 / 1	Direct Bay – S	810

3-01U	1	U	Point	1 / 1	Direct Bay – S	810

3-03U	3	U	Point	1 / 1	Direct Bay – S	810

3-04U	4	U	Point	1 / 1	Direct Bay – S	810

3-05U	5	U	Point	1 / 1	Direct Bay – S	810

3-06U	6	U	Point	1 / 1	Direct Bay – S	810

3-07U	7	U	Point	1 / 1	Direct Bay – S	810

3-08U	8	U	Point	1 / 1	Direct Bay – S	810

3-09U	9	U	Point	1 / 1	Direct Bay – S	810

3-10U	10	U	Point	1 / 1	Direct Bay – S	810

Total	154					149,958

MIA 182,706,175

EXHIBIT "C"
Apartment Property

Folio No.: 23-3209-011-0070
Property: 7525 E Treasure Drive
Legal Description: PB 53-65 1ST ADD TO TREASURE ISLAND LOTS 5 THRU 7 BLK 8 LOT
SIZE 103461 SQUARE FEET OR 16225-1496 1191 5 COC 22567-4551 08 2004 2

Unit #	Floor	Line	BLD	Unit Type	Views	Sq. Ft.

1-01A	1	A	North	1 / 1	Interior – N	778

1-02A	2	A	North	1 / 1	Exterior – N	778

1-03A	3	A	North	1 / 1	Exterior – N	778

1-04A	4	A	North	1 / 1	Exterior – N	778

1-05A	5	A	North	1 / 1	Exterior – N	778

1-06A	6	A	North	1 / 1	Exterior – N	778

1-07A	7	A	North	1 / 1	Exterior – N	778

1-08A	8	A	North	1 / 1	Exterior – N	778

1-09A	9	A	North	1 / 1	Exterior – N	778

1-10A	10	A	North	1 / 1	Exterior – N	778

1-01B	1	B	North	1 / 1	Interior – N	778

1-02B	2	B	North	1 / 1	Exterior – N	778

1-03B	3	B	North	1 / 1	Exterior – N	778

1-04B	4	B	North	1 / 1	Exterior – N	778

1-05B	5	B	North	1 / 1	Exterior – N	778

1-06B	6	B	North	1 / 1	Exterior – N	778

1-07B	7	B	North	1 / 1	Exterior – N	778

MIA 182,706,175

1-08B	8	B	North	1 / 1	Exterior – N	778

1-09B	9	B	North	1 / 1	Exterior – N	778

1-10B	10	B	North	1 / 1	Exterior – N	778

1-01C	1	C	North	1 / 1	Interior – N	778

1-02C	2	C	North	1 / 1	Exterior – N	778

1-03C	3	C	North	1 / 1	Exterior – N	778

1-04C	4	C	North	1 / 1	Exterior – N	778

1-05C	5	C	North	1 / 1	Exterior – N	778

1-06C	6	C	North	1 / 1	Exterior – N	778

1-07C	7	C	North	1 / 1	Exterior – N	778

1-08C	8	C	North	1 / 1	Exterior – N	778

1-09C	9	C	North	1 / 1	Exterior – N	778

1-10C	10	C	North	1 / 1	Exterior – N	778

1-01D	1	D	North	1 / 1	Corner – NE	848

1-02D	2	D	North	1 / 1	Corner – NE	848

1-03D	3	D	North	1 / 1	Corner – NE	848

1-04D	4	D	North	1 / 1	Corner – NE	848

1-05D	5	D	North	1 / 1	Corner – NE	848

1-06D	6	D	North	1 / 1	Corner – NE	848

1-07D	7	D	North	1 / 1	Corner – NE	848

MIA 182,706,175

1-08D	8	D	North	1 / 1	Corner – NE	848

1-09D	9	D	North	1 / 1	Corner – NE	848

1-10D	10	D	North	1 / 1	Corner – NE	848

1-01E	1	E	North	3 / 2	Corner – SE	1,305

1-02E	2	E	North	3 / 2	Corner – SE	1,305

1-03E	3	E	North	3 / 2	Corner – SE	1,305

1-04E	4	E	North	3 / 2	Corner – SE	1,305

1-05E	5	E	North	3 / 2	Corner – SE	1,305

1-06E	6	E	North	3 / 2	Corner – SE	1,305

1-07E	7	E	North	3 / 2	Corner – SE	1,305

1-08E	8	E	North	3 / 2	Corner – SE	1,305

1-09E	9	E	North	3 / 2	Corner – SE	1,305

1-10E	10	E	North	3 / 2	Corner – SE	1,305

1-01F	1	F	North	1 / 1	Interior – S	778

1-02F	2	F	North	1 / 1	Interior – S	778

1-03F	3	F	North	1 / 1	Interior – S	778

1-04F	4	F	North	1 / 1	Interior – S	778

1-05F	5	F	North	1 / 1	Interior – S	778

1-06F	6	F	North	1 / 1	Interior – S	778

1-07F	7	F	North	1 / 1	Interior – S	778

1-08F	8	F	North	1 / 1	Interior – S	778

MIA 182,706,175

1-09F	9	F	North	1 / 1	Interior – S	778

1-10F	10	F	North	1 / 1	Interior – S	778

1-01G	1	G	North	1 / 1	Interior – S	778

1-02G	2	G	North	1 / 1	Interior – S	778

1-03G	3	G	North	1 / 1	Interior – S	778

1-04G	4	G	North	1 / 1	Interior – S	778

1-05G	5	G	North	1 / 1	Interior – S	778

1-06G	6	G	North	1 / 1	Interior – S	778

1-07G	7	G	North	1 / 1	Interior – S	778

1-08G	8	G	North	1 / 1	Interior – S	778

1-09G	9	G	North	1 / 1	Interior – S	778

1-10G	10	G	North	1 / 1	Interior – S	778

1-01H	1	H	North	1 / 1	Interior – S	778

1-02H	2	H	North	1 / 1	Interior – S	778

1-03H	3	H	North	1 / 1	Interior – S	778

1-04H	4	H	North	1 / 1	Interior – S	778

1-05H	5	H	North	1 / 1	Interior – S	778

1-06H	6	H	North	1 / 1	Interior – S	778

1-07H	7	H	North	1 / 1	Interior – S	778

1-08H	8	H	North	1 / 1	Interior – S	778

MIA 182,706,175

1-09H	9	H	North	1 / 1	Interior – S	778

1-10H	10	H	North	1 / 1	Interior – S	778

1-01J	1	J	North	1 / 1	Interior – S	778

1-02J	2	J	North	2 / 2	Interior – S	1,100

1-03J	3	J	North	2 / 2	Interior – S	1,100

1-04J	4	J	North	2 / 2	Interior – S	1,100

1-05J	5	J	North	2 / 2	Interior – S	1,100

1-06J	6	J	North	2 / 2	Interior – S	1,100

1-07J	7	J	North	2 / 2	Interior – S	1,100

1-08J	8	J	North	2 / 2	Interior – S	1,100

1-09J	9	J	North	2 / 2	Interior – S	1,100

1-10J	10	J	North	2 / 2	Interior – S	1,100

1-01K	1	K	North	1 / 1	Interior – S	778

1-02K	2	K	North	1 / 1	Interior – S	778

1-03K	3	K	North	1 / 1	Interior – S	778

1-04K	4	K	North	1 / 1	Interior – S	778

1-05K	5	K	North	1 / 1	Interior – S	778

1-06K	6	K	North	1 / 1	Interior – S	778

1-07K	7	K	North	1 / 1	Interior – S	778

1-08K	8	K	North	1 / 1	Interior – S	778

1-09K	9	K	North	1 / 1	Interior – S	778

MIA 182,706,175

1-10K	10	K	North	1 / 1	Interior – S	778

1-01L	1	L	North	2 / 1	Interior – S	1,077

1-02L	2	L	North	2 / 1	Interior – S	1,077

1-03L	3	L	North	2 / 1	Interior – S	1,077

1-04L	4	L	North	2 / 1	Interior – S	1,077

1-05L	5	L	North	2 / 1	Interior – S	1,077

1-06L	6	L	North	2 / 1	Interior – S	1,077

1-07L	7	L	North	2 / 1	Interior – S	1,077

1-08L	8	L	North	2 / 1	Interior – S	1,077

1-09L	9	L	North	2 / 1	Interior – S	1,077

1-10L	10	L	North	2 / 1	Interior – S	1,077

1-01M	1	M	North	2 / 2	Corner – SW	1,079

1-02M	2	M	North	2 / 2	Corner – SW	1,079

1-03M	3	M	North	2 / 2	Corner – SW	1,079

1-04M	4	M	North	2 / 2	Corner – SW	1,079

1-05M	5	M	North	2 / 2	Corner – SW	1,079

1-06M	6	M	North	2 / 2	Corner – SW	1,079

1-07M	7	M	North	2 / 2	Corner – SW	1,079

1-08M	8	M	North	2 / 2	Corner – SW	1,079

1-09M	9	M	North	2 / 2	Corner – SW	1,079

1-10M	10	M	North	2 / 2	Corner – SW	1,079

MIA 182,706,175

1-01N	1	N	North	2 / 2	Corner – NW	1,108

1-02N	2	N	North	2 / 2	Corner – NW	1,108

1-03N	3	N	North	2 / 2	Corner – NW	1,108

1-04N	4	N	North	2 / 2	Corner – NW	1,108

1-05N	5	N	North	2 / 2	Corner – NW	1,108

1-06N	6	N	North	2 / 2	Corner – NW	1,108

1-07N	7	N	North	2 / 2	Corner – NW	1,108

1-08N	8	N	North	2 / 2	Corner – NW	1,108

1-09N	9	N	North	2 / 2	Corner – NW	1,108

1-10N	10	N	North	2 / 2	Corner – NW	1,108

1-01P	1	P	North	1 / 1	Exterior – N	778

1-02P	2	P	North	1 / 1	Interior – S	778

1-03P	3	P	North	1 / 1	Interior – S	778

1-04P	4	P	North	1 / 1	Interior – S	778

1-05P	5	P	North	1 / 1	Interior – S	778

1-06P	6	P	North	1 / 1	Interior – S	778

1-07P	7	P	North	1 / 1	Interior – S	778

1-08P	8	P	North	1 / 1	Interior – S	778

1-09P	9	P	North	1 / 1	Interior – S	778

1-10P	10	P	North	1 / 1	Interior – S	778

MIA 182,706,175

1-01R	1	R	North	1 / 1	Exterior – N	778

1-02R	2	R	North	1 / 1	Interior – S	778

1-03R	3	R	North	1 / 1	Interior – S	778

1-04R	4	R	North	1 / 1	Interior – S	778

1-05R	5	R	North	1 / 1	Interior – S	778

1-06R	6	R	North	1 / 1	Interior – S	778

1-07R	7	R	North	1 / 1	Interior – S	778

1-08R	8	R	North	1 / 1	Interior – S	778

1-09R	9	R	North	1 / 1	Interior – S	778

1-10R	10	R	North	1 / 1	Interior – S	778

1-01S	1	S	North	1 / 1	Exterior – N	778

1-02S	2	S	North	1 / 1	Interior – S	1,014

1-03S	3	S	North	1 / 1	Interior – S	1,014

1-04S	4	S	North	1 / 1	Interior – S	1,014

1-05S	5	S	North	1 / 1	Interior – S	1,014

1-06S	6	S	North	1 / 1	Interior – S	1,014

1-07S	7	S	North	1 / 1	Interior – S	1,014

1-08S	8	S	North	1 / 1	Interior – S	1,014

1-09S	9	S	North	1 / 1	Interior – S	1,014

1-10S	10	S	North	1 / 1	Interior – S	1,014

Total	160					147,670

MIA 182,706,175

EXHIBIT “D”
Unimproved Lots

Folio No.: 23-3209-014-0180
Legal Description: 9 53 42 PB 57-6 TREASURE ISL 1ST ADD PORT OF TR BLOT 1 BLK 9 LOT SIZE 8000 SQUARE FEET OR 16225-1504 1191 5 COC 22567-4551 08 2004 2

Folio No.: 23-3209-014-0190
Legal Description: 9 53 42 PB 57-6 TREASURE ISL 1ST ADD PORT OF TR BLOT 2 BLK 9 LOT SIZE 8000 SQUARE FEET OR 16225-1504 1191 5 COC 22567-4551 08 2004 2

MIA 182,706,175

EXHIBIT "E"
Furniture, Furnishings, Fixtures, Equipment and other Tangible Property (Personal Property)

TOTB Miami Personal Property Inventory 3/15/11
Quantity	Description	Comments/Serial #
Maintenance
4	Kitchen double sinks
8	Kitchen sinks single
8	Bath tub Kohler
26	Bathtub American Standard
18	Toilet Kohler
11	Toilet American Standard

Pool Area

Units
126	2.5 cbft. refrigerators
4	5.8 cbft. refrigerators
33	Stove/oven
132	Table top microwave
33	Full size hotpoint refrigerators
33	Stackable washer/dryer sets

TOTB Miami LLC Personal Property Inventory 12/31/11
Quantity	Description	Comments/Serial #
Lobby
1	42” Television
1	Sofa white leather
1	Leather ottoman
12	Wall Décor commissioned to one large piece
2	Glass top coffee tables
1	Small round end table
1	Round dining table and 4 chairs
4	Planters-self watering 36” high
3	Large wall mirror silver trim
1	Standing lamp

Front Desk
1	Task chair
2	Filing cabinets – 2 drawer
1	Cordless phone
1	High front concierge desk

Maintenance Shop
1	Commercial carpet cleaner
1	Vacuum
1	Shop vac 5 gln

Pool Area

Units
126	2.5 cbft. refrigerators
4	5.8 cbft. refrigerators
33	Stove/oven
132	Table top microwave
33	Full size hotpoint refrigerators
33	Stackable washer/dryer sets

MIA 182,706,175

TOTB Miami LLC Personal Property Inventory 9/01/11
Quantity	Description	Comments/Serial #
Model #1
1	42” Television
1	Sofa
1	Leather chair with ottoman
1	Leather ottoman
4	Wall Décor
1	Full bed with Heard Board
1	Coffee table
2	Nightstands
1	Dining table with 4 chairs
2	Standing lamps
2	Patio chairs
1	Dresser
Office
4	Desks with task chairs
6	Guest chairs
2	Desk top computers
2	4 drawer filing cabinets
2	2 drawer filing cabinets
1	All-in-One office machine
1	Large wall art
1	Printer
Maintenance Shop
1	Desk top computer
1	Printer
1	Desk
2	Chairs
1	Kenetic air pump
1	Snake
1	Step ladder
1	Key cutter
1	Bench grinder
1	Honeywell Air Purifier
1	Dehumidifier
1	Carpet cleaner
1	Vacuum
1	Shop vac
1	Milwauker saw

Pool Area

Units
126	2.5 cbft. Refrigerators
4	5.8 cbft. Refrigerators
33	Stove/oven
132	Table top microwaves
33	Full size hotpoint refrigerators
33	Stackable washer/dryer sets

MIA 182,706,175

      EXHIBIT “F”
Individual Purchase Prices for each of the Parcels of the Property

Treasures II Property…	$____________

Treasures III Property…	$____________

Apartment Property…	$____________

Unimproved Lots…	$____________

Personal Property…	$____________

Total Purchase Price…	$45,500,000

[A replacement Exhibit F acceptable to Buyer is to be provided by Buyer prior to Closing]

MIA 182,706,175

      EXHIBIT “G”
List of Service Contracts

None

MIA 182,706,175

EXHIBIT ‘H’ Current Rent Roll
Rent Roll with Lease Charges
Treasures on the Bay 169/166,739 (totb)
As Of = 07/31/2012
Month Year = 07/2012

Unit	Unit Type	Unit	Resident	Name	Market	Charge	Amount	Resident	Other	Move In	Lease	Move Out	Balance
		Sq Ft			Rent	Code		Deposit	Deposit		Expiration
Current/Notice/Vacant Residents
2-01E	toc1	1,289.00	t0051433	***	2,026.00	rent	1,950.00	3,900.00	0.00	8/27/2011	8/26/2012	9/1/2012	523.00
						Total	1,950.00

2-01K	tob2	1,100.00	t0051434	***	1,727.00	conc/dis	-50.00	1,200.00	0.00	10/1/2011	9/30/2013		0.00
						rent	1,500.00
						Total	1,450.00

2-01N	tob1	1,079.00	t0057689	***	1,502.00	rent	1,475.00	1,475.00	0.00	4/25/2012	4/24/2013		0.00
						Total	1,475.00

2-02E	toc1	1,289.00	t0051436	***	2,026.00	rent	1,800.00	1,600.00	0.00	3/1/2011	2/28/2013	12/1/2012	0.00
						Total	1,800.00

2-03E	toc1	1,289.00	t0051437	***	2,026.00	rent	1,999.00	1,000.00	0.00	4/5/2011	12/31/2012		0.00
						emplcred	-899.00
						Total	1,100.00

2-03M	tob1	1,079.00	t0051438	***	1,502.00	rent	1,350.00	1,100.00	0.00	4/1/2011	3/31/2013		0.00
						Total	1,350.00

2-04E	toc1	1,289.00	t0051439	***	2,026.00	rent	1,950.00	3,800.00	0.00	4/13/2011	4/30/2013		75.00
						Total	1,950.00

MIA 182,706,175
*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

2-05E	toc1	1,289.00	t0051440	***	2,026.00	rent	1,850.00	1,600.00	0.00	4/1/2011	3/31/2013		0.00
						Total	1,850.00

2-06E	toc1	1,289.00	t0051441	***	2,026.00	rent	1,800.00	1,650.00	0.00	3/1/2011	2/28/2013		0.00
						Total	1,800.00

2-07E	toc1	1,289.00	t0052205	***	2,026.00	rent	2,000.00	2,000.00	0.00	2/16/2012	2/15/2013		0.00
						Total	2,000.00

2-07N	tob1	1,079.00	t0052108	***	1,502.00	rent	1,750.00	1,650.00	0.00	12/12/2011	12/11/2012	12/12/2012	0.00
						conc/dis	-100.00
						Total	1,650.00

2-07S	toa1	778.00	t0051444	***	1,377.00	rent	1,350.00	2,400.00	0.00	6/28/2011	6/30/2013		0.00
						renewal	-50.00
						Total	1,300.00

2-08E	toc1	1,289.00	t0051445	***	2,026.00	rent	1,950.00	1,900.00	0.00	6/9/2011	6/30/2013		-64.00
						Total	1,950.00

2-09E	toc1	1,289.00	t0051446	***	2,026.00	rent	1,800.00	3,500.00	0.00	2/28/2011	2/28/2013		0.00
						Total	1,800.00

2-10E	toc1	1,289.00	t0051447	***	2,026.00	rent	1,950.00	1,900.00	0.00	4/30/2011	4/30/2013		-8.00
						Total	1,950.00

3-01A	tob5	1,261.00	t0051448	***	1,927.00	rent	1,850.00	1,800.00	0.00	6/4/2011	5/31/2013		0.00
						Total	1,850.00

3-01B	toa2	810.00	t0051449	***	1,477.00	rent	1,450.00	1,450.00	0.00	8/20/2011	8/31/2013		0.00
						Total	1,450.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-01C	toa2	810.00	t0051450	***	1,477.00	rent	1,400.00	1,150.00	0.00	7/2/2011	6/30/2013		-25.00
						conc/dis	-75.00
						Total	1,325.00
3-01E	tob5	1,261.00	t0051451	***	1,927.00	rent	1,900.00	1,650.00	0.00	7/1/2011	6/30/2013		0.00
						Total	1,900.00

3-01F	tob4	1,253.00	t0051452	***	1,927.00	conc/dis	-200.00	1,600.00	0.00	6/7/2011	6/6/2012		0.00
						rent	1,800.00
						Total	1,600.00

3-01G	toa2	810.00	t0051453	***	1,477.00	rent	1,350.00	1,150.00	0.00	11/1/2011	10/31/2012	12/1/2012	0.00
						renewal	-100.00
						Total	1,250.00

3-01H	toa2	810.00	t0051454	***	1,477.00	rent	1,320.00	1,150.00	0.00	5/4/2011	5/31/2013		0.00
						renewal	-120.00
						Total	1,200.00

3-01J	toa2	810.00	t0058594	***	1,477.00	rent	1,477.00	1,300.00	0.00	5/19/2012	5/18/2013		0.00
						conc/dis	-177.00
						Total	1,300.00

3-01N	toa2	810.00	t0051456	***	1,477.00	rent	1,400.00	1,150.00	0.00	4/1/2011	3/31/2013		0.00
						conc/dis	-100.00
						Total	1,300.00

3-01O	toa2	810.00	t0051457	***	1,477.00	rent	1,350.00	1,250.00	0.00	11/8/2011	11/30/2013		-25.00
						conc/dis	-100.00
						Total	1,250.00

3-01P	tob3	1,224.00	t0051458	***	1,827.00	rent	1,800.00	0.00	0.00	7/5/2011	2/28/2013		0.00
						rsvccred	-700.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

						Total	1,100.00

3-01S	toa2	810.00	t0051459	***	1,477.00	conc/dis	-50.00	1,400.00	0.00	10/4/2011	10/3/2012	10/4/2012	0.00
						rent	1,450.00
						Total	1,400.00

3-01T	toa2	810.00	t0051460	***	1,577.00	rent	1,425.00	1,198.00	0.00	5/1/2011	4/30/2013		-10.00
						Total	1,425.00

3-01U	toa2	810.00	t0051461	***	1,477.00	model	-1,450.00	0.00	0.00	2/1/2010	1/31/2013		0.00
						rent	1,450.00
						Total	0.00

3-02A	tob5	1,261.00	t0051462	***	2,027.00	rent	1,950.00	0.00	0.00	1/31/2011	12/31/2012		0.00
						emplreqd	-1,950.00
						Total	0.00

3-02B	toa2	810.00	t0051463	***	1,477.00	rent	1,450.00	1,400.00	0.00	11/7/2011	11/6/2012	11/6/2012	0.00
						conc/dis	-50.00
						Total	1,400.00

3-02C	toa2	810.00	t0057318	***	1,577.00	rent	1,550.00	1,400.00	0.00	3/27/2012	3/23/2013		0.00
						conc/dis	-150.00
						Total	1,400.00

3-02D	toa2	810.00	t0051465	***	1,477.00	conc/dis	-100.00	1,295.00	0.00	10/1/2011	9/30/2012	10/1/2012	0.00
						rent	1,450.00
						Total	1,350.00

3-02E	tob5	1,261.00	t0051466	***	1,927.00	rent	1,850.00	1,400.00	0.00	12/26/2010	12/31/2012		-1,650.00
						conc/dis	-200.00
						Total	1,650.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-02G	toa2	810.00	t0051467	***	1,477.00	rent	1,225.00	1,100.00	0.00	4/1/2011	3/31/2013		0.00
						Total	1,225.00

3-02H	toa2	810.00	t0051468	***	1,477.00	rent	1,225.00	2,250.00	0.00	2/11/2011	2/28/2013		0.00
						Total	1,225.00

3-02K	toc2	1,356.00	t0058019	***	2,026.00	rent	2,026.00	1,950.00	0.00	6/1/2012	5/31/2013		-19,500.00
						conc/dis	-76.00
						Total	1,950.00

3-02O	toa2	810.00	t0051470	***	1,477.00	rent	1,350.00	1,300.00	0.00	11/2/2011	11/1/2012		0.00
						conc/dis	-50.00
						Total	1,300.00

3-02P	tob3	1,224.00	t0058629	***	1,827.00	rent	1,827.00	1,827.00	0.00	5/22/2012	5/21/2013		0.00
						Total	1,827.00

3-02R	tob5	1,261.00	t0051472	***	2,002.00	rent	1,875.00	1,750.00	0.00	5/31/2011	5/31/2013		0.00
						renewal	-25.00
						Total	1,850.00

3-02S	toa2	810.00	t0051473	***	1,477.00	rent	1,450.00	1,400.00	0.00	5/20/2011	5/31/2013		-16.00
						Total	1,450.00

3-02T	toa2	810.00	t0051474	***	1,477.00	rent	1,400.00	1,295.00	0.00	6/1/2011	5/31/2013		0.00
						Total	1,400.00

3-03A	tob5	1,261.00	t0051475	***	1,927.00	rent	1,900.00	1,600.00	0.00	3/1/2011	2/29/2012	11/1/2012	0.00
						mtom	100.00
						Total	2,000.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-03B	toa2	810.00	t0057714	***	1,477.00	rent	1,500.00	3,000.00	0.00	4/11/2012	4/10/2013	11/2/2012	0.00
						Total	1,500.00

3-03C	toa2	810.00	t0051477	***	1,477.00	rent	1,400.00	1,400.00	0.00	7/21/2011	7/31/2013		0.00
						Total	1,400.00

3-03F	tob4	1,253.00	t0051478	***	1,827.00	conc/dis	-150.00	1,450.00	0.00	8/1/2011	7/31/2013		0.00
						rent	1,700.00
						Total	1,550.00

3-03G	toa2	810.00	t0057498	***	1,477.00	rent	1,450.00	1,300.00	0.00	3/31/2012	3/30/2013	10/1/2012	0.00
						conc/dis	-150.00
						Total	1,300.00

3-03J	toa2	810.00	t0061062	***	1,477.00	rent	1,477.00	1,300.00	0.00	7/25/2012	7/24/2013		0.00
						conc/dis	-177.00
						Total	1,300.00

3-03K	toc2	1,356.00	t0051481	***	2,026.00	conc/dis	-175.00	1,650.00	0.00	8/1/2011	7/31/2013		0.00
						rent	1,900.00
						Total	1,725.00

3-03M	toa2	810.00	t0051482	***	1,477.00	rent	1,400.00	1,300.00	0.00	11/21/2011	11/20/2012		-300.00
						conc/dis	-100.00
						Total	1,300.00

3-03N	toa2	810.00	t0051483	***	1,477.00	rent	1,300.00	2,350.00	0.00	3/9/2011	3/31/2013		-50.00
						Total	1,300.00

3-03O	toa2	810.00	t0057054	***	1,477.00	rent	1,450.00	1,300.00	0.00	3/20/2012	3/19/2013		0.00
						conc/dis	-150.00
						Total	1,300.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-03P	tob3	1,224.00	t0057827	***	1,827.00	rent	1,800.00	1,700.00	0.00	4/28/2012	4/27/2013	0.00
						conc/dis	-100.00
						Total	1,700.00

3-03R	tob5	1,261.00	t0051486	***	1,927.00	rent	1,850.00	1,650.00	0.00	12/1/2010	11/30/2013	0.00
						renewal	-50.00
						Total	1,800.00

3-03S	toa2	810.00	t0058677	***	1,477.00	rent	1,550.00	1,550.00	0.00	6/15/2012	6/14/2013	0.00
						Total	1,550.00

3-03T	toa2	810.00	t0051488	***	1,477.00	rent	1,450.00	1,300.00	0.00	6/1/2011	5/31/2013	0.00
						Total	1,450.00

3-03U	toa2	810.00	t0051489	***	1,477.00	rent	1,450.00	1,350.00	0.00	11/1/2011	10/31/2012	0.00
						renewal	-75.00
						Total	1,375.00

3-04A	tob5	1,261.00	t0051490	***	1,927.00	rent	1,800.00	1,685.00	0.00	2/15/2011	2/28/2013	0.00
						renewal	-25.00
						Total	1,775.00

3-04B	toa2	810.00	t0051491	***	1,477.00	rent	1,400.00	1,228.00	0.00	2/23/2011	2/28/2013	0.00
						conc/dis	-25.00
						Total	1,375.00

3-04C	toa2	810.00	t0051492	***	1,477.00	rent	1,450.00	1,295.00	0.00	11/1/2011	10/31/2013	0.00
						renewal	-75.00
						Total	1,375.00

3-04D	toa2	810.00	t0051493	***	1,477.00	rent	1,450.00	1,000.00	0.00	7/1/2011	6/30/2013	0.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

						Total	1,450.00

3-04E	tob5	1,261.00	t0051494	***	1,927.00	rent	1,800.00	1,650.00	0.00	4/1/2011	3/31/2013		0.00
						conc/dis	-50.00
						Total	1,750.00

3-04F	tob4	1,253.00	t0051495	***	1,827.00	rent	1,700.00	1,485.00	0.00	3/5/2011	3/31/2013		0.00
						conc/dis	-115.00
						Total	1,585.00

3-04G	toa2	810.00	t0060739	***	1,477.00	rent	1,477.00	1,300.00	0.00	7/13/2012	7/12/2013		0.00
						conc/dis	-177.00
						Total	1,300.00

3-04H	toa2	810.00	t0051497	***	1,477.00	conc/dis	-100.00	1,220.00	0.00	7/21/2011	7/30/2012	8/1/2012	0.00
						rent	1,320.00
						Total	1,220.00

3-04J	toa2	810.00	t0058758	***	1,477.00	rent	1,477.00	1,300.00	0.00	5/24/2012	5/23/2013		0.00
						conc/dis	-177.00
						Total	1,300.00

3-04K	toc2	1,356.00	t0051499	***	2,026.00	rent	1,700.00	1,700.00	0.00	11/1/2010	8/31/2013		0.00
						Total	1,700.00

3-04P	tob3	1,224.00	t0051500	***	1,827.00	rent	1,800.00	3,500.00	0.00	5/23/2011	5/31/2013		22.00
						Total	1,800.00

3-04R	tob5	1,261.00	t0051501	***	1,927.00	rent	1,850.00	1,650.00	0.00	7/1/2011	6/30/2013		0.00
						Total	1,850.00

3-04T	toa2	810.00	t0051502	***	1,477.00	rent	1,375.00	1,295.00	0.00	3/1/2011	2/28/2013		0.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

						Total	1,375.00

3-04U	toa2	810.00	t0051503	***	1,477.00	rent	1,400.00	1,295.00	0.00	3/1/2011	2/28/2013	0.00
						Total	1,400.00

3-05A	tob5	1,261.00	t0052206	***	1,927.00	rent	1,900.00	3,700.00	0.00	1/20/2012	1/19/2013	0.00
						conc/dis	-50.00
						Total	1,850.00

3-05B	toa2	810.00	t0051505	***	1,477.00	rent	1,400.00	2,640.00	0.00	4/2/2011	3/31/2013	0.00
						Total	1,400.00

3-05C	toa2	810.00	t0057990	***	1,477.00	rent	1,550.00	1,500.00	0.00	4/30/2012	4/29/2013	0.00
						conc/dis	-50.00
						Total	1,500.00

3-05D	toa2	810.00	t0051507	***	1,577.00	rent	1,450.00	1,320.00	0.00	12/7/2010	12/31/2012	0.00
						renewal	-50.00
						Total	1,400.00

3-05E	tob5	1,261.00	t0051508	***	1,927.00	rent	1,850.00	1,850.00	0.00	4/25/2011	4/30/2013	0.00
						Total	1,850.00

3-05F	tob4	1,253.00	t0061126	***	1,827.00	rent	1,827.00	1,700.00	0.00	7/30/2012	7/29/2013	-700.00
						conc/dis	-127.00
						Total	1,700.00

3-05G	toa2	810.00	t0057316	***	1,477.00	rent	1,450.00	1,300.00	0.00	3/31/2012	3/30/2013	0.00
						conc/dis	-150.00
						Total	1,300.00

3-05H	toa2	810.00	t0051511	***	1,477.00	conc/dis	-100.00	1,125.00	0.00	12/1/2010	11/30/2013	0.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

						rent	1,350.00
						Total	1,250.00

3-05J	toa2	810.00	t0051512	***	1,477.00	conc/dis	-100.00	1,220.00	0.00	7/11/2011	7/31/2013		-1,320.00
						rent	1,320.00
						Total	1,220.00

3-05K	toc2	1,356.00	t0051513	***	2,026.00	rent	1,950.00	1,850.00	0.00	11/8/2011	11/7/2012	12/1/2012	0.00
						conc/dis	-100.00
						Total	1,850.00

3-05M	toa2	810.00	t0051514	***	1,477.00	conc/dis	-100.00	1,250.00	0.00	7/31/2011	7/31/2013		0.00
						rent	1,350.00
						Total	1,250.00

3-05N	toa2	810.00	t0051515	***	1,477.00	conc/dis	-100.00	1,250.00	0.00	8/6/2011	8/31/2013		0.00
						rent	1,350.00
						Total	1,250.00

3-05O	toa2	810.00	t0051516	***	1,477.00	rent	1,350.00	1,150.00	0.00	6/1/2011	5/31/2013		-60.00
						renewal	-100.00
						Total	1,250.00

3-05P	tob3	1,224.00	t0051517	***	1,827.00	conc/dis	-150.00	1,550.00	0.00	10/1/2011	9/30/2012	10/1/2012	0.00
						rent	1,825.00
						Total	1,675.00

3-05R	tob5	1,261.00	t0051518	***	1,927.00	rent	1,800.00	1,650.00	0.00	6/1/2011	5/31/2013		0.00
						renewal	-50.00
						Total	1,750.00

3-05S	toa2	810.00	t0051519	***	1,477.00	renewal	-75.00	1,295.00	0.00	9/1/2011	8/30/2012		-20.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

						rent	1,450.00
						Total	1,375.00

3-05T	toa2	810.00	t0051520	***	1,477.00	rent	1,450.00	1,295.00	0.00	6/1/2011	5/31/2013	0.00
						Total	1,450.00

3-05U	toa2	810.00	t0051521	***	1,477.00	rent	1,350.00	1,295.00	0.00	8/1/2011	7/31/2013	0.00
						Total	1,350.00

3-06B	toa2	810.00	t0051522	***	1,477.00	rent	1,450.00	1,400.00	0.00	5/4/2011	5/31/2013	-50.00
						Total	1,450.00

3-06C	toa2	810.00	t0051523	***	1,477.00	rent	1,400.00	1,295.00	0.00	7/1/2011	6/30/2013	0.00
						Total	1,400.00

3-06E	tob5	1,261.00	t0051524	***	1,927.00	rent	1,700.00	1,650.00	0.00	1/7/2011	1/31/2013	0.00
						Total	1,700.00

3-06F	tob4	1,253.00	t0060776	***	1,827.00	rent	1,827.00	1,750.00	0.00	7/20/2012	7/19/2013	-113.32
						conc/dis	-77.00
						Total	1,750.00

3-06G	toa2	810.00	t0051526	***	1,477.00	rent	1,250.00	1,100.00	0.00	1/15/2011	1/31/2013	0.00
						Total	1,250.00

3-06J	toa2	810.00	t0061055	***	1,477.00	rent	1,477.00	1,300.00	0.00	7/24/2012	7/23/2013	-1,300.00
						conc/dis	-177.00
						Total	1,300.00

3-06K	toc2	1,356.00	t0051528	***	2,026.00	conc/dis	-200.00	1,650.00	0.00	8/1/2011	7/31/2013	0.00
						rent	1,950.00
						Total	1,750.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-06M	toa2	810.00	t0051529	***	1,477.00	rent	1,300.00	1,150.00	0.00	3/1/2011	2/28/2013		0.00
						Total	1,300.00

3-06O	toa2	810.00	t0051530	***	1,477.00	conc/dis	-150.00	1,200.00	0.00	11/1/2010	11/30/2012	12/1/2012	0.00
						rent	1,400.00
						Total	1,250.00

3-06P	tob3	1,224.00	t0051531	***	1,927.00	rent	1,850.00	1,750.00	0.00	11/1/2011	10/31/2013		0.00
						conc/dis	-100.00
						Total	1,750.00

3-06R	tob5	1,261.00	t0051532	***	1,927.00	rent	1,800.00	1,400.00	0.00	5/1/2011	4/30/2013		0.00
						conc/dis	-50.00
						Total	1,750.00

3-06S	toa2	810.00	t0058281	***	1,552.00	rent	1,500.00	2,800.00	0.00	5/1/2012	4/30/2013		0.00
						Total	1,500.00

3-06T	toa2	810.00	t0051534	***	1,477.00	conc/dis	-25.00	1,425.00	0.00	11/16/2011	11/15/2012		0.00
						rent	1,450.00
						Total	1,425.00

3-06U	toa2	810.00	t0052097	***	1,477.00	rent	1,450.00	1,400.00	0.00	12/19/2011	12/18/2012		0.00
						conc/dis	-50.00
						Total	1,400.00

3-07A	tob5	1,261.00	t0051536	***	1,927.00	rent	1,750.00	1,650.00	0.00	2/7/2010	2/28/2013		0.00
						Total	1,750.00

3-07B	toa2	810.00	t0051537	***	1,477.00	conc/dis	-50.00	1,375.00	0.00	10/31/2010	11/30/2013		0.00
						rent	1,450.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

						Total	1,400.00

3-07C	toa2	810.00	t0058264	***	1,477.00	rent	1,500.00	1,500.00	0.00	5/12/2012	5/11/2013	10/1/2012	0.00
						Total	1,500.00

3-07E	tob5	1,261.00	t0051539	***	1,927.00	rent	1,800.00	1,600.00	0.00	2/1/2010	1/31/2013		0.00
						renewal	-25.00
						Total	1,775.00

3-07F	tob4	1,253.00	t0051540	***	1,827.00	rent	1,600.00	1,400.00	0.00	6/1/2011	5/31/2013		0.00
						Total	1,600.00

3-07G	toa2	810.00	t0054284	***	1,477.00	rent	1,450.00	1,300.00	0.00	1/31/2012	1/30/2013	2/1/2013	0.00
						conc/dis	-150.00
						Total	1,300.00

3-07K	toc2	1,356.00	t0056970	***	2,026.00	rent	1,999.00	3,900.00	0.00	4/7/2012	4/6/2013		0.00
						conc/dis	-49.00
						Total	1,950.00

3-07M	toa2	810.00	t0057228	***	1,477.00	rent	1,450.00	2,600.00	0.00	3/26/2012	3/25/2013		0.00
						conc/dis	-150.00
						Total	1,300.00

3-07O	toa2	810.00	t0061143	***	1,477.00	rent	1,477.00	1,400.00	0.00	7/31/2012	7/30/2013		0.00
						conc/dis	-77.00
						Total	1,400.00

3-07P	tob3	1,224.00	t0051545	***	1,827.00	conc/dis	-125.00	1,575.00	0.00	11/1/2011	10/31/2013		0.00
						rent	1,825.00
						Total	1,700.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-07R	tob5	1,261.00	t0051546	***	1,927.00	rent	1,750.00	1,650.00	0.00	8/1/2011	2/29/2012	8/1/2012	0.00
						mtom	50.00
						Total	1,800.00

3-07S	toa2	810.00	t0051547	***	1,477.00	conc/dis	-50.00	1,400.00	0.00	10/21/2011	10/31/2013		0.00
						rent	1,450.00
						Total	1,400.00

3-07T	toa2	810.00	t0058590	***	1,477.00	rent	1,477.00	1,477.00	0.00	5/21/2012	5/20/2014		0.00
						Total	1,477.00

3-07U	toa2	810.00	t0051549	***	1,477.00	rent	1,375.00	1,300.00	0.00	8/1/2011	7/31/2013		0.00
						Total	1,375.00

3-08A	tob5	1,261.00	t0051550	***	1,927.00	rent	1,850.00	1,800.00	0.00	11/3/2011	10/31/2013		0.00
						conc/dis	-50.00
						Total	1,800.00

3-08B	toa2	810.00	t0056439	***	1,477.00	rent	1,550.00	2,900.00	0.00	3/9/2012	3/8/2013		-6,124.06
						conc/dis	-100.00
						Total	1,450.00

3-08D	toa2	810.00	t0051552	***	1,477.00	rent	1,450.00	1,450.00	0.00	9/19/2011	9/30/2013		-1,450.00
						Total	1,450.00

3-08E	tob5	1,261.00	t0053463	***	1,927.00	rent	1,850.00	3,700.00	0.00	1/13/2012	1/12/2013		0.00
						Total	1,850.00

3-08F	tob4	1,253.00	t0051554	***	1,827.00	rent	1,700.00	1,400.00	0.00	4/1/2011	3/31/2013		0.00
						conc/dis	-100.00
						Total	1,600.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-08G	toa2	810.00	t0051555	***	1,477.00	rent	1,350.00	1,325.00	0.00	11/2/2011	11/1/2012	10/1/2012	0.00
						conc/dis	-50.00
						Total	1,300.00

3-08H	toa2	810.00	t0051556	***	1,477.00	rent	1,225.00	1,100.00	0.00	1/15/2010	1/31/2013		0.00
						Total	1,225.00

3-08J	toa2	810.00	t0051557	***	1,477.00	rent	1,350.00	1,100.00	0.00	12/30/2010	12/31/2012	2/1/2013	0.00
						renewal	-150.00
						Total	1,200.00

3-08K	toc2	1,356.00	t0051558	***	2,026.00	rent	1,800.00	1,750.00	0.00	9/1/2011	8/31/2013		0.00
						Total	1,800.00

3-08M	toa2	810.00	t0057338	***	1,477.00	rent	1,450.00	2,600.00	0.00	3/30/2012	3/31/2013		0.00
						conc/dis	-150.00
						Total	1,300.00

3-08N	toa2	810.00	t0051560	***	1,477.00	rent	1,375.00	1,150.00	0.00	11/26/2010	12/31/2012		0.00
						renewal	-100.00
						Total	1,275.00

3-08O	toa2	810.00	t0052089	***	1,477.00	rent	1,400.00	2,700.00	0.00	12/1/2011	11/30/2012		-1,350.00
						conc/dis	-50.00
						Total	1,350.00

3-08P	tob3	1,224.00	t0051562	***	1,827.00	conc/dis	-75.00	1,575.00	0.00	10/1/2011	9/30/2013		0.00
						rent	1,750.00
						Total	1,675.00

3-08R	tob5	1,261.00	t0051563	***	1,927.00	rent	1,800.00	1,650.00	0.00	12/30/2010	1/31/2013		0.00
						Total	1,800.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-08S	toa2	810.00	t0051564	***	1,477.00	rent	1,400.00	1,400.00	0.00	7/4/2011	7/31/2013	0.00
						Total	1,400.00

3-08T	toa2	810.00	t0051565	***	1,477.00	rent	1,400.00	1,400.00	0.00	7/20/2011	7/19/2012	106.00
						Total	1,400.00

3-08U	toa2	810.00	t0053700	***	1,477.00	rent	1,500.00	3,000.00	0.00	2/1/2012	1/31/2013	0.00
						Total	1,500.00

3-09A	tob5	1,261.00	t0051567	***	1,927.00	rent	1,800.00	1,295.00	0.00	4/1/2011	3/31/2013	0.00
						renewal	-25.00
						Total	1,775.00

3-09B	toa2	810.00	t0051568	***	1,477.00	conc/dis	-50.00	1,400.00	0.00	10/27/2011	10/31/2013	0.00
						rent	1,450.00
						Total	1,400.00

3-09C	toa2	810.00	t0052137	***	1,477.00	rent	1,450.00	1,400.00	0.00	1/6/2012	1/5/2013	1,370.00
						conc/dis	-50.00
						Total	1,400.00

3-09D	toa2	810.00	t0051570	***	1,477.00	rent	1,400.00	1,295.00	0.00	2/1/2011	1/31/2013	0.00
						renewal	-25.00
						Total	1,375.00

3-09E	tob5	1,261.00	t0051571	***	1,927.00	conc/dis	-125.00	1,650.00	0.00	10/1/2011	9/30/2013	-125.00
						rent	1,850.00
						Total	1,725.00

3-09F	tob4	1,253.00	t0057656	***	1,827.00	rent	1,800.00	1,750.00	0.00	4/30/2012	4/30/2013	0.00
						conc/dis	-50.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

						Total	1,750.00

3-09G	toa2	810.00	t0055100	***	1,477.00	rent	1,450.00	2,700.00	0.00	3/1/2012	2/28/2013		0.00
						conc/dis	-100.00
						Total	1,350.00

3-09J	toa2	810.00	t0055034	***	1,477.00	rent	1,450.00	1,300.00	0.00	2/12/2012	2/11/2013		-73.00
						conc/dis	-150.00
						Total	1,300.00

3-09K	toc2	1,356.00	t0051575	***	2,026.00	conc/dis	-100.00	1,850.00	0.00	9/26/2011	9/30/2013		0.00
						rent	1,950.00
						Total	1,850.00

3-09M	toa2	810.00	t0051576	***	1,477.00	rent	1,400.00	1,350.00	0.00	11/29/2011	11/28/2012	1/1/2013	0.00
						conc/dis	-50.00
						Total	1,350.00

3-09N	toa2	810.00	t0058340	***	1,477.00	rent	1,477.00	1,350.00	0.00	5/11/2012	5/10/2013		-1,350.00
						conc/dis	-127.00
						Total	1,350.00

3-09O	toa2	810.00	t0051578	***	1,477.00	conc/dis	-100.00	0.00	0.00	12/1/2010	11/30/2012		649.00
						rent	1,400.00
						Total	1,300.00

3-09P	tob3	1,224.00	t0051579	***	1,827.00	conc/dis	-100.00	1,575.00	0.00	9/1/2011	8/31/2012	9/3/2012	-850.00
						rent	1,800.00
						Total	1,700.00

3-09R	tob5	1,261.00	t0056634	***	1,927.00	rent	1,950.00	1,950.00	0.00	2/28/2012	2/27/2013		0.00
						Total	1,950.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-09S	toa2	810.00	t0051581	***	1,477.00	rent	1,400.00	1,295.00	0.00	5/1/2011	4/30/2013	0.00
						Total	1,400.00

3-09T	toa2	810.00	t0057289	***	1,477.00	rent	1,550.00	3,000.00	0.00	3/24/2012	3/23/2013	-6.00
						conc/dis	-50.00
						Total	1,500.00

3-09U	toa2	810.00	t0052114	***	1,477.00	rent	1,450.00	2,800.00	0.00	12/30/2011	12/31/2013	0.00
						conc/dis	-50.00
						Total	1,400.00

3-10A	tob5	1,261.00	t0051584	***	1,927.00	conc/dis	-100.00	1,650.00	0.00	10/1/2011	9/30/2013	0.00
						rent	1,850.00
						Total	1,750.00

3-10B	toa2	810.00	t0052111	***	1,477.00	rent	1,550.00	2,900.00	0.00	1/28/2012	1/27/2013	0.00
						conc/dis	-100.00
						Total	1,450.00

3-10C	toa2	810.00	t0051586	***	1,477.00	rent	1,400.00	0.00	0.00	5/1/2011	4/30/2013	-1,531.00
						renewal	-25.00
						Total	1,375.00

3-10D	toa2	810.00	t0051587	***	1,477.00	conc/dis	-100.00	1,300.00	0.00	8/19/2011	3/31/2013	0.00
						rent	1,400.00
						Total	1,300.00

3-10E	tob5	1,261.00	t0051588	***	1,927.00	rent	1,850.00	1,750.00	0.00	11/18/2011	11/30/2013	0.00
						renewal	-25.00
						Total	1,825.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-10F	tob4	1,253.00	t0051589	***	1,827.00	conc/dis	-75.00	1,500.00	0.00	11/15/2010	11/30/2012	12/7/2012	0.00
						rent	1,700.00
						Total	1,625.00

3-10G	toa2	810.00	t0051590	***	1,477.00	rent	1,350.00	950.00	0.00	12/13/2010	12/31/2012		0.00
						renewal	-125.00
						Total	1,225.00

3-10H	toa2	810.00	t0058615	***	1,477.00	rent	1,477.00	1,400.00	0.00	5/21/2012	5/20/2013		0.00
						conc/dis	-77.00
						Total	1,400.00

3-10J	toa2	810.00	t0051592	***	1,477.00	rent	1,350.00	1,100.00	0.00	12/20/2010	12/31/2012		0.00
						renewal	-100.00
						Total	1,250.00

3-10K	toc2	1,356.00	t0051593	***	2,026.00	rent	1,900.00	1,800.00	0.00	10/1/2011	4/30/2013		0.00
						Total	1,900.00

3-10M	toa2	810.00	t0054283	***	1,477.00	rent	1,450.00	1,450.00	0.00	2/8/2012	2/7/2013		0.00
						Total	1,450.00

3-10N	toa2	810.00	t0059812	***	1,477.00	rent	1,530.00	1,530.00	0.00	7/7/2012	7/7/2013	11/16/2012	0.00
						Total	1,530.00

3-10O	toa2	810.00	t0051596	***	1,477.00	rent	1,400.00	1,325.00	0.00	11/22/2011	11/21/2012		0.00
						conc/dis	-75.00
						Total	1,325.00

3-10P	tob3	1,224.00	t0057008	***	1,827.00	rent	1,800.00	1,750.00	0.00	3/30/2012	3/29/2013		0.00
						conc/dis	-50.00
						Total	1,750.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3-10R	tob5	1,261.00	t0051598	***	1,927.00	conc/dis	-150.00	1,650.00	0.00	10/1/2011	9/30/2013		-60.00
						rent	1,850.00
						Total	1,700.00

3-10S	toa2	810.00	t0058685	***	1,477.00	rent	1,550.00	1,550.00	0.00	7/20/2012	7/19/2013		-1,550.00
						Total	1,550.00

3-10T	toa2	810.00	t0051600	***	1,477.00	rent	1,400.00	1,295.00	0.00	4/1/2011	3/31/2013		0.00
						Total	1,400.00

3-10U	toa2	810.00	t0051601	***	1,477.00	conc/dis	-50.00	1,300.00	0.00	10/31/2011	10/30/2012	11/1/2012	0.00
						rent	1,450.00
						Total	1,400.00

Future Residents/Applicants
3-01F	tob4	1,253.00	t0061180	***	1,927.00		0.00	0.00	0.00	8/7/2012	8/6/2013	11/1/2012	0.00
						Total	0.00

3-09O	toa2	810.00	t0061076	***	1,477.00		0.00	0.00	0.00	8/20/2012	8/19/2013		0.00
						Total	0.00

			Total	Treasures on the Bay 169/166,739(totb)	279,819.00		253,384.00	271,590.00	0.00				-36,935.38

Summary Groups					Square	Market	Actual	Security	Other	# Of	% Unit	% Sqft	Balance
					Footage	Rent	Rent	Deposit	Deposits	Units	Occupancy	Occupied
Current/Notice/Vacant Residents							253,384.00	271,590.00	0				-36,935.38
Future Residents/Applicants							0	0	0				0
Occupied Units					167,963.00	279,819.00				169	100	100
Total Non Rev Units					0	0				0	0	0
Total Vacant Units					0	0				0	0	0

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Totals:		167,963.00	279,819.00	253,384.00	271,590.00	0	169	100	100	-36,935.38

Summary of Charges by Charge Code
(Current/Notice Residents Only)
Charge Code	Amount
rent	267,713.00
conc/dis	-8,085.00
emplcred	-899
renewal	-1,395.00
rsvccred	-700
model	-1,450.00
emplreqd	-1,950.00
mtom	150
Total	253,384.00

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

EXHIBIT "I"
Seller Management Agreements

Association Financial Services™ Community Association Collection Service™ (CACS™) for Condominium and Homeowners Associations
By and between:
Treasures on the Bay III Condominium Association, Inc., and Association Financial Services, L.C., FEI or Document Number 261639629, signed 8/6/12/11, pages 9 of 9

Association Financial Services™ Accounts Receivable Plus™
By and between:
Treasures on the Bay III Condominium Association, Inc., and Association Financial Services, L.C., FEI or Document Number 261639629, signed 8/6/12/11, pages 7 of 7

Treasures on the Bay III Condominium Association, Inc. North Bay Village, Florida Condominium Property Management Contract
By and between:
Treasures on the Bay III Condominium Association, Inc., and International Realty Management, Ltd., signed 4/1/11, pages 7 of 7, including Exhibit B

Treasures on the Bay Master Association, Inc. North Bay Village, Florida Association Property Management Contract
By and between:
Treasures on the Bay Master Association, Inc., and International Realty Management, LLC, signed 6/8/12, pages 8 of 8, including Exhibits A & B

Management Agreement
By and between:
TOTB Miami, LLC and International Realty Management, Ltd., signed 2/2/11, pages 20 of 20, including Exhibits A & B (missing)

EXHIBIT “J”
Pending Litigation

There is no pending litigation except for the litigation with respect to the Reserved Claims described in Exhibit M.

EXHIBIT “K”
Notice of Violations

None

EXHIBIT “L”
Brokerage Commissions Due or To Become Due – Tenant Leases

NONE

EXHIBIT M

RESERVED CLAIMS

Pursuant to paragraph 40 of the Agreement, the Buyer and Seller hereby stipulate and agree that the Seller is a party to certain pending legal actions wherein Seller is asserting claims to certain monies held in escrow by Becker & Poliakoff, P.A. (the “Reserved Claims”).  Buyer and Seller further stipulate and agree that Seller shall retain all rights in, to and under the Reserved Claims at the trial and all appellate levels, irrespective of whether a Reserved Claim is currently the subject of appeal or may become the subject of an appeal in the future.

The Reserved Claims are as follows:

1.
Deposits by Nidia Rujana ($40,201.40), Daniel McElheran ($50,606.80), Hermaj Ramdath ($60,068.70) and Millinium USA ($40,431.40) (collectively the “Purchasers”), along with all accrued interest, relating to purchase agreements entered into between Purchasers and KMC/EC II, LLC regarding the purchase of Units 10T, 3A, 8E and 10C, respectively, at Treasures on the Bay III.  The deposit amounts are derived from Becker & Poliakoff’s Response to Garnishor’s Request for Production which was filed in Case No. 07-14214-CA-01 and bears a Certificate of Service date of January 13, 2012.

Purchasers failed to close on Units 10T, 3A, 8E and 10C, respectively.

The deposits are being litigated in case number 3 below.  Based on the pleadings to date, certain Purchasers, TOTB Miami, LLC (“TOTB Miami”) and South Florida Coastal Electric, Inc. (“SFCE”) claim entitlement to these funds.

2.
Tax escrows funds for Building III at Treasures on the Bay in the amount of $160,460.00, along with all accrued interest.  The foregoing amount is derived from Becker & Poliakoff’s Response to Garnishor’s Request for Production which was filed in Case No. 07-14214-CA-01 and bears a Certificate of Service date of January 13, 2012.

The tax escrow funds are being litigated in case numbers 1, 2 and 3 below.  Based on the pleadings to date, TOTB Miami and SFCE claim entitlement to these funds.

3.
Tax escrows funds for Building II at Treasures on the Bay in the amount of $8,364.62. along with all accrued interest.  The foregoing amount is derived from Becker & Poliakoff’s Response to Garnishor’s Request for Production which was filed in Case No. 07-14214-CA-01 and bears a Certificate of Service date of January 13, 2012.

SLK _TAM: #1521936v1
MIA 182,710,156
MIA 182,722,878

The tax escrow funds are being litigated in case number 1, 2 and 3 below.  Based on the pleadings to date, TOTB Miami and SFCE claim entitlement to these funds.

4.
Lien escrow funds in the amount of $35,126.24, along with all accrued interest.  The foregoing amount is derived from Becker & Poliakoff’s Response to Garnishor’s Request for Production which was filed in Case No. 07-14214-CA-01 and bears a Certificate of Service date of January 13, 2012.

The lien escrow funds are being litigated in case number 1, 2 and 3 below.  Based on the pleadings to date, TOTB Miami and SFCE claim entitlement to these funds.

5.
Uncashed settlement check(s) payable to KMC/EC II, LLC in the amount of $11,150.70 pursuant to a settlement agreement between KMC/EC II, LLC and Hector Garcia.  The foregoing amount is derived from Becker & Poliakoff’s Response to Garnishor’s Request for Production which was filed in Case No. 07-14214-CA-01 and bears a Certificate of Service date of January 13, 2012.

The settlement check issue is being litigated in case numbers 1, 2 and 3 below.  Based on the pleadings to date, TOTB Miami and SFCE claim entitlement to these funds.

6.
Deposit by John St. John relating to the purchase agreement entered into between John St. John and KMC/EC II, LLC regarding the purchase of Unit 4P at Treasures on the Bay III in the amount of $418,000.00, along with all accrued interest.

It is the position of TOTB Miami that John St. John closed on Unit 4P or otherwise failed to comply with conditions precedent to terminate the purchase agreement.  However, the trial court in Russell B. Juckett, Jr., as Personal Representative of the Estate of John St. John v. KMC/EC II, LLC et al., Case Number 2007-27666-CA-05, in the Eleventh Judicial Circuit, in and for Miami-Dade County, Florida disagreed with TOTB Miami’s position and entered summary judgment in favor of Russell B. Juckett, Jr., as Personal Representative of the Estate of John St. John.  Prior to TOTB Miami appearing in the aforementioned case, the court entered an order directing Becker & Poliakoff, P.A. to disburse $418,000.00 to the trust account of the attorney representing Russell B. Juckett, Jr., as Personal Representative of the Estate of John St. John.    The trial court further ordered Becker & Poliakoff, P.A. to disburse the remaining balance of the John St. John escrow funds in the court registry.  Becker & Poliakoff, P.A. disbursed $68,864.28 in the court registry and paid a deposit fee in the amount of $1,040.46.

TOTB Miami has filed an appeal, Case No. 3D12-1666, Third District Court of Appeals.  Unit 4P at Treasures on the Bay III may ultimately be determined to be owned by the Estate of John St. John in the event TOTB Miami prevails in the litigation including, but not limited to, Case No. 3D12-1666.

SLK _TAM: #1521936v1
MIA 182,710,156
MIA 182,722,878

The deposit is being litigated in case number 4 below.  Based on the pleadings to date, the Estate of John St. John, TOTB Miami and SFCE claim entitlement to these funds.

If this matter is not resolved at the close of escrow, TOTB Miami will assign its rights to this case to the Buyer.  Should the Buyer elect to pursue this matter and prevails, TOTB Miami will be entitled to 30% of any proceeds received in this matter after Buyer's attorneys' fees related to this matter are deducted.  If the Buyer elects not to pursue the matter, the case will be dismissed and TOTB Miami will forfeit any interest it has in the matter.

7.
Deposits by Celia M. Duarte and Wilmer Garcia relating to the purchase agreement entered into between Celia M. Duarte and Wilmer Garcia and KMC/EC II, LLC regarding the purchase of Unit 7T at Treasures on the Bay III in the amount of $41,340.00, along with all accrued interest.

Celia M. Duarte and Wilmer Garcia failed to close on Unit 7T.

The deposit is being litigated in case number 5 below.  Based on the pleadings to date, Celia M. Duarte, Wilmer Garcia and TOTB Miami claim entitlement to these funds.

The Reserved Claims are being litigated in the following cases:

1.	Titan Capital Florida, LLC, et al., v KMC/EC II, LLC, et. al., Case Number 2008-0201 15-CA-01, in the Eleventh Judicial Circuit, in and for Miami-Dade County, Florida (the “Titan Litigation”).

2.	South Florida Coastal Electric, Inc. v KMC/EC II, LLC et al., Case Number 2007-142214-CA-01, in the Eleventh Judicial Circuit, in and for Miami-Dade County, Florida (the “SFCE Litigation”).

3.	Becker & Poliakoff, P.A. v. TOTB Miami, LLC et al., Case Number 2007-36522-CA-01, in the Eleventh Judicial Circuit, in and for Miami-Dade County, Florida (the “Becker & Poliakoff Litigation”).

4.
Russell B. Juckett, Jr., as Personal Representative of the Estate of John St. John v. KMC/EC II, LLC et al., Case Number 2007-27666-CA-05, in the Eleventh Judicial Circuit, in and for Miami-Dade County, Florida and Case No. 3D12-1666, Third District Court of Appeals (the “Juckett Litigation”).

5.	Celia M. Duarte and Wilmer Garcia v. KMC/EC II, LLC, Case Number 2010-21762-CA-15, in the Eleventh Judicial Circuit, in and for Miami- Dade County, Florida (the “Duarte Litigation”).

SLK _TAM: #1521936v1
MIA 182,710,156
MIA 182,722,878

Notwithstanding anything herein or in the Agreement to the contrary, the Property shall be conveyed to Seller without any claims or rights arising from any prior purchase agreements, including any purchase agreements which are the subject of the litigation regarding the Reserve Claims described above. On or before Closing, it shall be the responsibility of Seller to satisfy the Title company, by indemnification, litigation settlement or otherwise, sufficient to eliminate any exception in the title policy to be obtained by Buyer arising from or related to any prior purchase agreements or the litigation in connection with the Reserved Claims. In addition, without limiting the foregoing, on or before Closing, Seller shall settle or dismiss the appellate action described in item 6 above so that at Closing Buyer will obtain title to Unit 4P at Treasures on the Bay III free and clear of any claims or exceptions resulting from the matters described in item 6

SLK _TAM: #1521936v1
MIA 182,710,156
MIA 182,722,878